As filed with the Securities and Exchange Commission on May 23, 2016

Securities Act File No. 333-

Investment Company Act File No. 811-21343

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, New York 10018

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

1-888-777-0102

(Area Code and Telephone Number)

Jane E. Trust

Legg Mason & Co., LLC

100 International Drive

Baltimore, MD 21202

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, Connecticut 06902

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value)	29,984,903.88	$17.21	$516,040,195.78	$51,965.25

(1)	Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

    , 2016

Dear Stockholder:

A Joint Special Meeting of Stockholders (the “Meeting”) of Western Asset Emerging Markets Debt Fund Inc. (“ESD”), Western Asset Emerging Markets Income Fund Inc. (“EMD”) and Western Asset Worldwide Income Fund Inc. (“SBW” and together with ESD and EMD, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, August 12, 2016 at 10:00 a.m., Eastern Time, for the purposes of considering and voting on (i) separate proposals (“Proposals 1.A and 1.B”) to approve the mergers of each of EMD and SBW (each a “Target Fund” and collectively, the “Target Funds”) with and into ESD in accordance with the Maryland General Corporation Law (each a “Merger” and collectively, the “Mergers”) and (ii) a proposal to amend the investment objectives of ESD (“Proposal 2” and, together with Proposals 1.A and 1.B, the “Proposals”). The attached Proxy Statement/Prospectus asks for your approval of the Proposals applicable to your Fund. After careful consideration, the Board of each Fund recommends that you vote “FOR” each Proposal.

As a result of each Merger, each share of common stock of a Target Fund would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of ESD, based on the net asset value of each Fund on the date preceding each respective Merger. ESD will not issue fractional shares to Target Fund stockholders. In lieu of issuing fractional shares, ESD will pay cash to each former holder of Target Fund common stock in an amount equal to the value of the fractional shares of ESD common stock that the investor would otherwise have received in the applicable Merger. The currently issued and outstanding common stock of ESD will remain issued and outstanding.

Both Target Funds are closed-end, diversified management investment companies listed on the New York Stock Exchange. EMD’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. SBW’s primary investment objective is to maintain a high level of current income and its secondary investment objective is to maximize total return. Currently, ESD’s primary investment objective is total return and high current income is a secondary investment objective. Proposal 2 would amend ESD’s investment objectives so that its primary investment objective is high current income and its secondary investment objective is capital appreciation. This change is intended to align the investment objectives of all three Funds in connection with the Mergers, but is not contingent upon approval of the Mergers. Aside from its investment objectives, the investment policies of ESD will not change if the Mergers occur. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus.

The Board of each Fund believes that the Mergers are in the best interests of both Target Fund stockholders and ESD stockholders. The Funds will have identical primary investment objectives, assuming the approval of Proposal 2, and have substantially similar policies and strategies, which will allow Target Fund stockholders to continue to have exposure to emerging markets debt securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Mergers will result in a more streamlined emerging markets debt offering, allowing for more focused marketing and stockholder servicing efforts.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about any proposal to be voted on, please call                             .

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Jane E. Trust

President and Chief Executive Officer

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Worldwide Income Fund Inc.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes (i) separate proposals (“Proposals 1.A and 1.B”) to merge each of Western Asset Emerging Markets Income Fund Inc. (“EMD”) and Western Asset Worldwide Income Fund Inc. (“SBW”) with and into Western Asset Emerging Markets Debt Fund Inc. (“ESD” and together with EMD and SBW, the “Funds”) in accordance with the Maryland General Corporation Law (each a “Merger” and collectively, the “Mergers”) and (ii) a proposal to amend the investment objectives of ESD (“Proposal 2” and, together with Proposals 1.A and 1.B, the “Proposals”).

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the Proposals. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the Proposals.

COMMON QUESTIONS ABOUT THE PROPOSALS

Q.	Why am I receiving the Proxy Statement/Prospectus?

A.    As a stockholder of either EMD or SBW (each a “Target Fund” and collectively, the “Target Funds”), you are being asked to vote in favor of a proposal to merge your Fund with and into ESD in accordance with the Maryland General Corporation Law. As a stockholder of ESD, you are being asked to vote in favor of (i) both proposed mergers of the Target Funds with and into ESD in accordance with the Maryland General Corporation Law and (ii) an amendment to ESD’s investment objectives.

Q.	How will the Mergers affect me?

A.    If each Merger is approved, the applicable Target Fund will be merged with and into ESD in accordance with the Maryland General Corporation Law. Each Target Fund’s assets and liabilities will be combined with the assets and liabilities of ESD, and stockholders of the Target Funds will become stockholders of ESD.

As a result of each Merger, each share of common stock of the applicable Target Fund would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of ESD, based on the net asset value of each Fund on the date preceding each respective Merger. ESD will not issue fractional shares to Target Fund stockholders. In lieu of issuing fractional shares, ESD will pay cash to each former Target Fund stockholder in an amount equal to the value of the fractional shares of ESD common stock that the investor would otherwise have received in each respective Merger. The currently issued and outstanding shares of ESD common stock will remain issued and outstanding. Stockholders of ESD will be stockholders in a larger fund.

Upon the consummation of each Merger, all shares of a Target Fund’s common stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates or book entry shares which, immediately prior to the effective date of the applicable Merger, represented such shares of the Target Fund common stock shall cease to have any rights with respect thereto, except the right to receive the consideration described above. Neither Merger is contingent upon the approval of the other Merger.

Q.	What will the combined Fund be known as?

If the Merger between EMD and ESD is effected, or if both Mergers are effected, ESD, the surviving fund, will retain the name “Western Asset Emerging Markets Debt Fund Inc.” and will change its New York Stock Exchange (“NYSE”) ticker symbol to “EMD”.

Q.	Why are the Mergers being recommended?

A.    The Board of Directors of each Fund believes that the Mergers are in the best interests of both Target Fund stockholders and ESD stockholders. The Target Funds and ESD will have identical primary investment objectives, assuming the approval of Proposal 2, and have substantially similar policies and strategies, which will allow Target Fund stockholders to continue to have exposure to emerging markets debt securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Mergers will result in a more streamlined emerging markets debt offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on February 11 and 12, 2016, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to each Merger.

Q.	Are ESD’s investment objectives and policies similar to those of the Target Funds?

A.    The Target Funds and ESD have different primary investment objectives, but substantially similar policies and strategies.

EMD’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. SBW’s primary investment objective is to maintain a high level of current income and its secondary investment objective is to maximize total return. Similarly, ESD’s primary investment objective is total return and its secondary investment objective is high current income.

Under normal market conditions, EMD invests at least 80% of its total assets in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers, and debt securities of corporate issuers in emerging market countries. EMD may invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high-yield (i.e., rated below investment grade by any nationally recognized statistical rating organization) or, if unrated, of equivalent quality as determined by the adviser. EMD has no minimum level of which it must invest in U.S. dollar-denominated securities.

Under normal market conditions, SBW invests at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. Under normal circumstances, SBW invests in issuers located in at least four countries. There is no limit to the percentage invested in any one country. SBW may invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high-yield securities, including but not limited to corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

Under normal market conditions, ESD invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. ESD may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers. The current policies of ESD will not change if the Merger occurs.

Proposal 2 seeks the approval of ESD stockholders of an amendment to ESD’s investment objectives, so that ESD’s primary investment objective is high current income and its secondary investment objective is capital appreciation. This change is intended to align the investment objectives of all three funds in connection with the Mergers, but is not contingent on approval of either Merger. Aside from its investment objectives, the investment policies of ESD will not change if the Mergers occur.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.	How will the Mergers affect fees and expenses?

A.    Legg Mason Partners Fund Adviser, LLC (“LMPFA”) provides administrative and certain oversight services to each Fund.

2

Each Target Fund currently pays an investment management fee to LMPFA, calculated daily and paid monthly, at an annual rate of 1.05% of its average weekly net assets (SBW would pay a rate of 1.025% on assets in excess of $250 million if its assets were to exceed that amount in the future). ESD currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of average daily managed assets, which includes net assets plus the proceeds of any outstanding borrowings.

While ESD’s investment management fee rate is lower than that of the Target Funds, ESD’s fee is based on “managed assets” instead of net assets. “Managed assets” includes net assets plus the proceeds of any outstanding borrowings. LMPFA has a financial interest in the Merger because its respective fees under agreements with ESD, which are based on managed assets that take into account the use of leverage.

As of March 31, 2016, ESD’s management fee was the equivalent of a management fee of 1.01% of net assets. As of March 31, 2016, EMD had a total expense ratio of 1.38% of net assets, and SBW had a total expense ratio of 1.51% of net assets, whereas ESD had a total expense ratio of 1.40% of net assets. It is anticipated that EMD’s total expense ratio will decline by 0.03% and ESD’s total expense ratio will decline by 0.05% as a result of the Merger of EMD with and into ESD. It is anticipated that SBW’s total expense ratio will decline by 0.12% and ESD’s total expense ratio will decline by 0.01% as a result of the Merger of SBW with and into ESD. If both Mergers are approved, it is anticipated that EMD’s total expense ratio will decline by 0.03%, SBW’s total expense ratio will decline by 0.16% and ESD’s total expense ratio will decline by 0.05%.

Q.	What are the Funds’ capital loss carryovers?

A.    As of their most recent fiscal year ends, the Funds are entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below:

EMD (as of May 31, 2015)		SBW (as of December 31, 2015)		ESD (as of December 31, 2015)		ESD (pro forma)
Amount of Carryforward	Fiscal Year of Expiration	Amount of Carryforward	Fiscal Year of Expiration	Amount of Carryforward	Fiscal Year of Expiration	Amount of Carryforward	Fiscal Year of Expiration
$ (17,315,251)	No Expiration	$ (13,669,795)	No Expiration	$ (42,396,494)	No Expiration	$ (73,381,540)	No Expiration

Q.	Will I have to pay any taxes as a result of the Mergers?

A.    Each Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming that each Merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. Target Fund stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to a Merger in lieu of fractional shares. As a condition to the closing of the Mergers, each Fund will each receive an opinion of counsel to the effect that the applicable Merger(s) will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Mergers. See “Proposals 1.A and 1.B—Information About the Proposed Mergers—Federal Income Tax Consequences.”

Q.	Who will pay for the Mergers?

A.    The costs of each Merger, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $213,123 for EMD, approximately $194,477 for SBW and approximately $307,016 for ESD. Each Fund will bear 75% of these costs and LMPFA, or an affiliate thereof, will bear 25% of these costs whether or not the Mergers are consummated.

Q.	How does the Board of each Fund recommend that I vote on the Mergers?

A.    After careful consideration, each Target Fund’s Board of Directors, including all of its Independent Directors, and ESD’s Board of Directors, including all of the Independent Directors, unanimously recommends that you vote FOR the Merger.

3

Q.    What will happen if a Merger is not approved?

A.    Neither Merger is contingent upon the approval of the other Merger. If only one Merger is approved, that Merger will be consummated. If one or both Mergers is not approved, the Funds will continue as separate investment companies, and each Board will consider such alternatives as it determines to be in the best interests of Fund stockholders, including reproposing one or both Mergers, as applicable.

Q.    When are the Mergers expected to happen?

A.    If each Fund’s stockholders approve the Mergers, the Mergers are expected to occur on or about August 26, 2016.

Q.    Why am I being asked to approve a change in ESD’s investment objectives?

A.    Investment objectives are fundamental investment policies, and any change requires approval of a Fund’s stockholders. Proposal 2 seeks approval from ESD stockholders of an amendment to ESD’s investment objectives, so that its primary investment objective is high current income and its secondary investment objective is capital appreciation. This change is intended to align the investment objectives of all three funds in connection with the Mergers, but is not contingent on approval of either Merger. Aside from its investment objectives, the investment policies of ESD will not change if the Mergers occur.

Q.    Will my vote make a difference?

A.    Your vote is very important and can make a difference in the governance of each Fund, no matter how many shares you own. Your vote can help ensure that the Proposals recommended by the Board of Directors of each Fund can be implemented. We encourage all stockholders to participate in the governance of each Fund.

Q.    Whom do I call if I have questions?

A.    If you need more information, or have any questions about voting, please call Georgeson LLC, the proxy solicitor, at                         .

Q.    How do I vote my shares?

A.    You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

A stockholder may revoke a proxy at any time on or before the Meeting by (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Funds at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposed Merger.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

4

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

NOTICE OF A JOINT SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

A Joint Special Meeting of Stockholders (the “Meeting”) of Western Asset Emerging Markets Debt Fund Inc. (“ESD”), Western Asset Emerging Markets Income Fund Inc. (“EMD”) and Western Asset Worldwide Income Fund Inc. (“SBW” and together with ESD and EMD, the “Funds”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, August 12, 2016 at 10:00 a.m., Eastern Time, for the purposes of considering and voting on the following proposals (collectively, the “Proposals”):

Proposal 1.A:	For stockholders of EMD and ESD to approve the merger of EMD with and into ESD in accordance with the Maryland General Corporation Law.

Proposal 1.B:	For stockholders of SBW and ESD to approve the merger of SBW with and into ESD in accordance with the Maryland General Corporation Law.

Proposal 2:	For stockholders of ESD to approve the amendment of ESD’s primary investment objective to high current income and its secondary investment objective to capital appreciation.

The Board of each Fund recommends that you vote “FOR” the Proposals upon which you are being asked to vote.

Stockholders of record at the close of business on [June 15], 2016 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Worldwide Income Fund Inc.

     , 2016

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1.    Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.    Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.    All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

2

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 23, 2016

PROXY STATEMENT/PROSPECTUS

    , 2016

PROXY STATEMENT FOR:

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

PROSPECTUS FOR:

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

620 Eighth Avenue

New York, New York 10018

888-777-0102

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset Emerging Markets Debt Fund Inc. (“ESD”), Western Asset Emerging Markets Income Fund Inc. (“EMD”) and Western Asset Worldwide Income Fund Inc. (“SBW” and together with ESD and EMD, the “Funds”) for a Joint Special Meeting of Stockholders (the “Meeting”) for each Fund. The Meeting will be held Friday, August 12, 2016 at 10:00 a.m., Eastern Time. At the Meeting, stockholders of the Funds will be asked to consider and act upon (i) separate proposals (“Proposals 1.A and 1.B”) to approve the mergers of each of EMD and SBW (each a “Target Fund” and collectively, the “Target Funds”) with and into ESD in accordance with the Maryland General Corporation Law (each a “Merger” and collectively, the “Mergers”) and (ii) a proposal to amend the investment objectives of ESD (“Proposal 2” and, together with Proposals 1.A and 1.B, the “Proposals”), as described below:

Proposal 1.A:	For stockholders of EMD and ESD to approve the merger of EMD with and into ESD in accordance with the Maryland General Corporation Law.

Proposal 1.B:	For stockholders of SBW and ESD to approve the merger of SBW with and into ESD in accordance with the Maryland General Corporation Law.

Proposal 2:	For stockholders of ESD to approve the amendment of ESD’s primary investment objective to high current income and its secondary investment objective to capital appreciation.

If each Merger is approved, each share of common stock, par value $0.001 per share, of a Target Fund (the “Target Fund Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of ESD (the “ESD Common Shares”), based on the net asset value of each Fund on the date preceding the Merger. ESD will not issue fractional ESD Common Shares to holders of Target Fund Common Shares. In lieu of issuing fractional shares, ESD will pay cash to each former holder of Target Fund Common Shares in an amount equal to the value of the fractional ESD Common Shares that the investor would otherwise have received in the applicable Merger. Although the ESD Common Shares received in each Merger will have the same total net asset value as the Target Fund Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the Target Fund Common Shares, based on current market prices persisting at the time of the Merger. All ESD Common Shares currently issued and outstanding will remain issued and outstanding following the Merger.

The Board believes that the Merger is in the best interests of each Target Fund’s stockholders and ESD stockholders. The Target Funds and ESD will have identical primary investment objectives, assuming the approval of Proposal 2, and have substantially similar policies and strategies, which will allow Target Fund stockholders to continue to have exposure to emerging markets debt securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Mergers will result in a more streamlined emerging markets debt product offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on February 11 and 12, 2016, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to each Merger.

EMD was incorporated in Maryland on April 27, 1993; SBW was incorporated in Maryland on October 21, 1993; ESD was incorporated in Maryland on April 16, 2003. Each Fund is a closed-end, diversified management investment companies listed on the NYSE.

EMD’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. SBW’s primary investment objective is to maintain a high level of current income and its secondary investment objective is to maximize total return. Currently, ESD’s primary investment objective is total return and its secondary investment objective is high current income. Proposal 2 would amend ESD’s investment objectives so that its primary investment objective is high current income and its secondary investment objective is capital appreciation. This change is intended to align the investment objectives of all three Funds in connection with the Mergers. Other than its investment objectives, the investment policies of ESD will not change if the Mergers occur. Please see “Proposals 1.A and 1.B—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

Each Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposals 1.A and 1.B—Information About the Proposed Mergers—The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for ESD Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of ESD Common Shares in the Merger.

Assuming the holders of Target Fund Common Shares approve each Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) with respect to each Merger. Each Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” Each Target Fund, as soon as practicable after the Closing Date, will withdraw its registration under the 1940 Act.

Each Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Proposals 1.A and 1.B—Information About the Proposed Mergers—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the applicable Merger on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about EMD, SBW and ESD that you should know before voting on the proposed Mergers described below.

A Statement of Additional Information (“SAI”) dated     , 2016, which contains additional information about the Mergers and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as EMD’s Annual Report to Stockholders for the Fiscal Year Ended May 31, 2015, filed on July 27, 2015 (accession no. 0001193125-15-263591) and Semi-Annual Report to Stockholders for the Six-Month Period Ended November 31, 2015, filed on January 25, 2016 (accession no. 0001193125-16-436482), SBW’s Annual Report to Stockholders for the Fiscal Year

2

Ended December 31, 2015, filed on February 24, 2016 (accession no. 0001193125-16-475128) and ESD’s Annual Report to Stockholders for the Fiscal Year Ended December 31, 2015, filed on February 25, 2016 (accession no. 0001193125-16-478204), which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning EMD (File No. 811-07686), SBW (File No. 811-08092) and ESD (File No. 811-21343) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for a Fund, by contacting EMD, SBW or ESD at 888-777-0102, by writing either Fund at the address listed above or by visiting our website at www.lmcef.com.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-     ) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

EMD’s Common Shares are listed on the NYSE under the symbol “EMD,” SBW’s Common Shares are listed on the NYSE under the symbol “SBW” and ESD Common Shares are listed on the NYSE under the symbol “ESD.” If the Merger between EMD and ESD is effected, or if both Mergers are effected, ESD will change its ticker symbol to be listed on the NYSE under the symbol “EMD.”

The information contained herein concerning EMD, SBW and ESD has been provided by, and is included herein in reliance upon, EMD, SBW and ESD, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

3

i

ii

PROPOSALS 1.A AND 1.B—TO APPROVE EACH OF THE MERGERS OF EMD AND SBW WITH AND

INTO ESD IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Mergers

The Board of each Fund believes that each Merger is in the best interests of stockholders of both Target Funds and ESD stockholders. The Target Funds and ESD will have identical primary investment objectives, assuming the approval of Proposal 2, and have substantially similar policies and strategies, which will allow Target Fund stockholders to continue to have exposure to emerging markets debt securities. Moreover, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and additional opportunities for diversification. Furthermore, the Merger will result in a more streamlined emerging markets debt offering, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on February 11 and 12, 2016, the Boards of EMD, SBW and ESD, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Merger. As a result of the Mergers:

•

each Target Fund Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full ESD Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the business day preceding the Closing Date;

•

each holder of Target Fund Common Shares will become a holder of ESD Common Shares and will receive, on the Closing Date, that number of ESD Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s Target Fund Common Shares as of the close of business on the business day preceding the Closing Date; and

•

ESD will not issue any fractional ESD Common Shares to Target Fund stockholders. In lieu thereof, ESD will pay cash to each former holder of Target Fund Common Shares in an amount equal to the value of the fractional ESD Common Shares that the investor would otherwise have received in the Merger.

Neither Merger is contingent upon the approval of the other Merger. If only one Merger is approved, that Merger will be consummated. If one or both Mergers is not approved, the applicable Fund or Funds will continue as separate investment companies, and each Board will consider such alternatives as it determines to be in the best interests of Fund stockholders, including reproposing one or both Mergers, as applicable. In addition, the amendment to ESD’s investment objectives is not contingent upon the approval of the Mergers.

For the reasons set forth below in “Information About the Proposed Mergers-Reasons for the Mergers and Board Considerations,” the Boards of EMD, SBW and ESD, including all of the Independent Directors, have concluded that each Merger would be in the best interests of the applicable Funds, and that the interests of the holders of Target Fund Common Shares and ESD Common Shares would not be diluted as a result of the Merger. The Board of each Fund, therefore, is hereby submitting Proposals 1.A and 1.B to the holders of each Target Fund’s Common Shares and ESD Common Shares and recommends that stockholders of EMD, SBW and ESD vote “FOR” the applicable Merger(s).

Because each Merger has been approved by at least 75% of the Target Funds’ “Continuing Directors” as that term is defined in each Target Fund’s charter, approval of each Merger requires the affirmative vote of the holders of a majority of the outstanding Common Shares of each Target Fund. Similarly, because the Merger has been approved by at least 75% of ESD’s “Continuing Directors” (as that term is defined in ESD’s charter) approval of each Merger requires the affirmative vote of the holders of a majority of the outstanding ESD Common Shares. See “Voting Information” below. If stockholders of each Fund approve the Mergers, the Closing Date of the Mergers is expected to be on or about August 26, 2016.

Prior to completion of the Mergers, each Fund will receive an opinion of Simpson Thacher & Bartlett LLP to the effect that the applicable Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by each Target Fund (except for consequences regularly attributable to a termination of its taxable year) or (subject to the following sentence) the holders of Target Fund Common Shares as a result of the Mergers, (ii) the aggregate tax basis of the ESD Common Shares (including fractional ESD Common Shares purchased by ESD) received by the holders of Target Fund Common Shares will be the same as the aggregate tax basis of the holders’ Target Fund Common Shares immediately prior to the completion of each Merger and (iii) a holder’s holding period for ESD Common Shares (including that of fractional ESD Common Shares purchased by ESD) will generally be determined by including the period for which such stockholder held Target Fund Common Shares converted pursuant to a Merger, provided that such shares were held by such stockholder as capital assets. Holders of Target Fund Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to a Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Mergers, see “Information about the Proposed Mergers—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

EMD’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. SBW’s primary investment objective is to maintain a high level of current income and its secondary investment objective is to maximize total return. Similarly, ESD’s primary investment objective is total return and its secondary investment objective is high current income.

Under normal market conditions, EMD invests at least 80% of its total assets in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers, and debt securities of corporate issuers in emerging market countries. EMD may invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high-yield (i.e., rated below investment grade by any nationally recognized statistical rating organization) or, if unrated, of equivalent quality as determined by the adviser. EMD has no minimum level of which it must invest in U.S. dollar-denominated securities.

Under normal market conditions, SBW invests at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. Under normal circumstances, SBW invests in issuers located in at least four countries. There is no limit to the percentage invested in any one country. SBW may invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high-yield securities, including but not limited to corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

Under normal market conditions, ESD invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. The current investment objectives and policies of ESD will not change if the Merger occurs. ESD may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers.

Proposal 2, which is discussed in more detail later in this Proxy Statement/Prospectus, seeks approval from ESD stockholders of an amendment to ESD’s investment objectives, so that its primary investment objective is high current income and its secondary investment objective is capital appreciation. This change is intended to align the investment objectives of all three funds in connection with the Mergers, but is not contingent on approval of the Mergers. Aside from its investment objectives, the investment policies of ESD will not be changed if the Mergers occur.

Each Fund is not intended to be a complete investment program, and there is no assurance that a Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives,” “—Principal Investment Strategies,” “—Fundamental Investment Restrictions” and “—Risk Factors.”

Effect on Expenses

Each Target Fund currently pays an investment management fee to LMPFA, calculated daily and paid monthly, at an annual rate of 1.05% of its average weekly net assets (SBW would pay a rate of 1.025% on assets in excess of $250 million if its assets were to exceed that amount in the future). ESD currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of average daily managed assets, which includes net assets plus the proceeds of any outstanding borrowings.

While ESD’s investment management fee rate is lower than that of the Target Funds, ESD’s fee is based on “managed assets” instead of net assets. “Managed assets” includes net assets plus the proceeds of any outstanding borrowings. LMPFA has a financial interest in the Merger because its respective fees under agreements with ESD, which are based on managed assets that take into account the use of leverage.

As of March 31, 2016, ESD’s management fee was the equivalent of a management fee of 1.01% of net assets. As of March 31, 2016, EMD had a total expense ratio of 1.38% of net assets, and SBW had a total expense ratio of 1.51% of net assets, whereas ESD had a total expense ratio of 1.40% of net assets. It is anticipated that EMD’s total expense ratio will decline by 0.03% and ESD’s total expense ratio will decline by 0.05% as a result of the Merger of EMD with and into ESD. It is anticipated that SBW’s total expense ratio will decline by 0.12% and ESD’s total expense ratio will decline by 0.01% as a result of the Merger of SBW with and into ESD. If both Mergers are approved, it is anticipated that EMD’s total expense ratio will decline by 0.03%, SBW’s total expense ratio will decline by 0.16% and ESD’s total expense ratio will decline by 0.05%.

Fee Table and Expense Example

The table below (1) compares the estimated fees and expenses of each Fund, as of March 31, 2016, and (2) shows the estimated fees and expenses of the combined Fund, on a pro forma basis, as if both Mergers occurred on March 31, 2016.

The estimates are based on the contracts and agreements in effect as of March 31, 2016 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of March 31, 2016. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Mergers may differ from those reflected in the tables below due to changes in net assets from those at March 31, 2016. No amount of any prior fee waiver or expense reimbursement to EMD, SBW or ESD may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between March 31, 2016 and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of December 31, 2015, please see “Capitalization.”

The estimated expenses of EMD, SBW and ESD as of March 31, 2016 and pro forma expenses following the proposed Mergers are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares.

Fee Table (EMD and ESD Merger)

	Pre-Merger
	EMD (Target Fund)	ESD (Acquiring Fund)	ESD (Pro Forma Combined Fund)
Management Fee	1.05%	1.01%*	1.01%*
Interest and Commitment Fees	0.22%	0.26%	0.24%
Other expenses	0.11%	0.13%	0.10%
Total Annual Fund Operating Expenses	1.38%	1.40%	1.35%

*

ESD’s management fee is 0.85% of “managed assets,” which is calculated as net assets plus the amount of any leverage through borrowing, including loans from certain financial institutions, the use of reverse repurchase agreements and the issuance of debt securities (collectively, “borrowings”) and assets attributable to any shares of preferred stock that may be outstanding. ESD’s management fee as of March 31, 2016 has been converted to a percentage of net assets for comparability purposes. Following the Merger, ESD’s management fee will continue to be 0.85% of managed assets.

Fee Table (SBW and ESD Merger)

	Pre-Merger
	SBW (Target Fund)	ESD (Acquiring Fund)	ESD (Pro Forma Combined Fund)
Management Fee	1.05%	1.01%*	1.01%*
Interest and Commitment Fees	0.25%	0.26%	0.26%
Other expenses	0.21%	0.13%	0.12%
Total Annual Fund Operating Expenses	1.51%	1.40%	1.39%

*	ESD’s management fee is 0.85% of “managed assets,” which is calculated as net assets plus the amount of any leverage through borrowing, including loans from certain financial institutions, the use of reverse repurchase agreements and the issuance of debt securities (collectively, “borrowings”) and assets attributable to any shares of preferred stock that may be outstanding. ESD’s management fee as of March 31, 2016 has been converted to a percentage of net assets for comparability purposes. Following the Merger, ESD’s management fee will continue to be 0.85% of managed assets.

Fee Table (both Mergers)

	Pre-Merger
	EMD (Target Fund)	SBW (Target Fund)	ESD (Acquiring Fund)	ESD (Pro Forma Combined Fund)
Management Fee	1.05%	1.05%	1.01%*	1.01%*
Interest and Commitment Fees	0.22%	0.25%	0.26%	0.25%
Other expenses	0.11%	0.21%	0.13%	0.09%
Total Annual Fund Operating Expenses	1.38%	1.51%	1.40%	1.35%

*	ESD’s management fee is 0.85% of “managed assets,” which is calculated as net assets plus the amount of any leverage through borrowing, including loans from certain financial institutions, the use of reverse repurchase agreements and the issuance of debt securities (collectively, “borrowings”) and assets attributable to any shares of preferred stock that may be outstanding. ESD’s management fee as of March 31, 2016 has been converted to a percentage of net assets for comparability purposes. Following the Mergers, ESD’s management fee will continue to be 0.85% of managed assets.

Example (EMD and ESD Merger)

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in each Fund’s Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
EMD	$14	$44	$76	$166
ESD	$14	$44	$76	$168
Pro Forma Combined Fund	$14	$43	$74	$162

Example (SBW and ESD Merger)

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in each Fund’s Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SBW	$15	$47	$82	$180
ESD	$14	$44	$76	$168
Pro Forma Combined Fund	$14	$44	$76	$167

Example (both Mergers)

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in each Fund’s Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
EMD	$14	$44	$76	$166
SBW	$15	$47	$82	$180
ESD	$14	$44	$76	$168
Pro Forma Combined Fund	$14	$43	$74	$162

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following charts list the investment objectives, principal investment policies and fundamental investment restrictions of EMD and SBW, respectively, compares them to ESD and describes the principal differences between the Target Funds’ respective policies and ESD’s policies. The charts provide EMD, SBW and ESD stockholders with a means of comparing the investment objectives, policies and strategies of the Funds.

Comparison of EMD and ESD Investment Objectives and Strategies

	Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
Investment Objective(s)	EMD’s primary investment objective is to seek high current income and EMD’s secondary investment objective is to seek capital appreciation.	ESD’s primary investment objective is total return. ESD’s secondary investment objective is high current income.	ESD’s primary investment objective is total return, while EMD’s primary investment objective is to seek high current income.
High current income is a secondary investment objective of ESD, while EMD’s secondary investment objective is to seek capital appreciation.

If Proposal 2 is approved, ESD’s investment objectives will be amended so that its primary investment objective is high current income and its secondary investment objective is capital appreciation.

Principal Investment Policies and Strategies	Under normal market conditions, EMD invests at least 80% of its total assets in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers, and debt securities of corporate issuers in emerging market countries.	Under normal market conditions, ESD invests at least 80% of its managed assets in debt securities of issuers in emerging market countries.	Substantially similar.

	“Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate	“Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging	EMD and ESD employ identical definitions of “emerging market country.”

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income.	Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income.

EMD may invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high-yield (i.e., rated below investment grade by any nationally recognized statistical rating organization) or, if unrated, of equivalent quality as determined by the adviser.

ESD may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers.

ESD may invest in asset-backed securities, including asset-backed securities that may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest or underlying pools or assets or government securities, but not both.

ESD may invest in mortgage-backed securities.

ESD may invest in floating- and variable-rate obligations.

ESD may invest in dollar rolls.

ESD may invest up to 20% of its managed assets in securities other than debt securities of emerging market issuers, including equity securities.

Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”). Except as otherwise indicated in ESD’s prospectus, convertible securities are not subject to any minimum credit quality requirements.

Substantially similar, except EMD may not invest directly in equity securities.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
EMD has no minimum level of which it must invest in U.S. dollar-denominated securities.	ESD may invest in securities denominated in currencies of emerging market countries.	Substantially similar.

EMD’s investments in government and government related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions), and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

EMD may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. A substantial portion of EMD’s total assets are invested from time to time in certain Brady Bonds and other debt obligations acquired at a discount.

	ESD may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed-income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community.	Substantially similar.

Emerging market country debt securities held by EMD take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term	ESD’s investments in debt securities of emerging market issuers will include dollar and non-dollar-denominated: (a) debt obligations issued or guaranteed by foreign	Substantially similar, although EMD specifies that dollar-denominated emerging market country debt securities are generally listed but not traded on a securities

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Dollar-denominated emerging market country debt securities held by EMD are generally listed but not traded on a securities exchange, and non-dollar-denominated securities held by EMD may or may not be listed or traded on a securities exchange.	national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; (e) debt securities issued by corporations that generate significant profits from emerging market countries; and (f) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.	exchange, and non-dollar- denominated securities may or may not be listed or traded on a securities exchange.

EMD is not subject to any restrictions on the maturities of the emerging market country debt securities it holds.	ESD’s average portfolio duration will normally be within one to nine years based on the forecast of ESD’s adviser for interest rates.	The average portfolio duration of ESD will normally be between one to nine years. EMD is not subject to any restrictions on the maturities of the emerging market country debt securities it holds.

Emerging market country debt securities are selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues for a single issuer, currency risk considerations, analysis of volatility and liquidity of these particular debt instruments, and the tax implications of various instruments to EMD.	No corresponding policy.

EMD may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more	ESD may invest in fixed- and floating rate loans issued by banks and other corporations, which investments generally will be in the form of loan	ESD and EMD may invest in loans, but EMD contemplates investing in loans involving foreign sovereigns.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
financial institutions. EMD may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties.	participations and assignments of portions of such loans.

Included among the issuers of emerging market country debt securities in which EMD may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities.

EMD is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class.

ESD may invest in structured notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.

Substantially similar.

EMD may hold and/or invest up to 10% of its total assets in cash and/or temporary investments for cash management purposes, pending investment in accordance EMD’s investment objectives and policies and to meet operating expenses. In addition, EMD may take a temporary defensive posture and invest without limitation in temporary investments.

Temporary investments are debt securities denominated in dollars or in another hard currency including: (l) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, ESD may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities.

Upon the adviser’s recommendation, for temporary defensive purposes and in order to keep ESD’s cash fully invested, ESD may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. ESD may not achieve its investment objectives when it does so.

ESD may hold and/or invest substantially more of its assets in cash and short-term securities for cash management or defensive purposes.

ESD and EMD may invest some or all of their managed assets in investments including high-quality, short-term debt securities and other temporary investments.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
government of a non-emerging market country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1 or A or better by Moody’s or A-1 or A or better by S&P or, if unrated, of comparable quality as determined by the investment manager; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks, subject to the restriction that EMD may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which EMD may invest.

EMD may invest in emerging market country debt securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter.	ESD may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers.	Substantially similar.

EMD may invest in convertible securities. EMD has no current intention of converting any convertible securities it may own into	ESD may invest in convertible securities.	Substantially similar.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes.

EMD may invest in warrants for equity securities that are acquired as units with debt instruments and warrants for debt securities.	ESD may invest in warrants.	Substantially similar.

EMD does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.	No corresponding policy.	ESD has no explicit policy with regard to retention of common stock received upon the exercise of a warrant.

No corresponding policy.	ESD usually attempts to maintain a portfolio with a weighted average credit quality rated B3 or above by Moody’s or B- or above by S&P, or equivalent ratings from any nationally recognized statistical rating organization. Unrated securities will be assigned a rating by the adviser in its reasonable judgment.	EMD has no policy with regard to the average credit quality of its portfolio.

EMD may attempt to increase total return by engaging in “leverage” through borrowing or by issuing shares of preferred stock or debt securities in an amount up to 33 1/3% of the fund’s assets (including the amount obtained from leverage).

	ESD may borrow or utilize leverage principally through borrowing from certain financial institutions and entering into reverse repurchase agreements, and possibly through the issuance of preferred shares, in an aggregate amount of up to approximately 33% of its total assets (including the amount borrowed). In addition, ESD may engage in additional reverse repurchase agreements and similar investment management techniques which provide leverage, but which are not subject to the 33% limitation	Substantially similar. ESD may engage in reverse repurchase agreements above its stated limit if such investments are appropriately collateralized.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
described above, so long as ESD has established in a segregated account cash or other liquid securities equal to its obligations in respect of such investments.

If EMD leverages through preferred stock, under the requirements of the 1940 Act, the value of EMD’s total assets, less all liabilities and indebtedness of EMD not represented by senior securities, as defined in the 1940 Act, must be equal, immediately after any such issuance of preferred stock, to at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred stock. Such percentage must also be met any time EMD pays a dividend or makes any other distribution on common stock (other than a distribution in common stock) or any time EMD repurchases common stock, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of preferred stock is expected to equal the aggregate original purchase price plus any accrued and unpaid dividends thereon (whether or not earned or declared).	Under the 1940 Act, ESD is not permitted to issue its own preferred shares unless immediately after such issuance the value of ESD’s asset coverage is at least 200% of the liquidation value of the outstanding ESD preferred shares (i.e., such liquidation value may not exceed 50% of the ESD’s asset coverage less all liabilities other than borrowings).	Effectively no difference.

If EMD leverages through borrowing or issuing short-term debt securities, under the requirements of the 1940 Act, the value of EMD’s total assets, less all liabilities and indebtedness of EMD not represented by senior securities, as defined in the	No corresponding policy.	Effectively no difference, as EMD’s restriction essentially recites the 1940 Act requirement, which ESD is also subject to.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
1940 Act, must at least be equal, immediately after the issuance of senior securities consisting of debt, to 300% of the aggregate principal amount of all outstanding senior securities of EMD which are debt. If EMD leverages through the issuance of senior securities consisting of debt, the 300% asset coverage maintenance ratio referred to above must also be met any time EMD declares a dividend or other distribution on common stock (other than a distribution in common stock) or any time EMD repurchases common stock, in each case after giving effect to such dividend, distribution or repurchase.

EMD may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the adviser to be creditworthy.	ESD may enter into repurchase agreements for cash management purposes, and will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the adviser, are deemed creditworthy.	Substantially similar.

EMD may borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of EMD’s total assets (including the amount borrowed).	No corresponding policy.	Effectively no difference, as EMD’s policy essentially recites a 1940 Act provision, which ESD is also subject to.

No corresponding policy.	ESD may invest in zero coupon bonds, step-ups and pay-in-kind securities.	EMD has no explicit policy with regard to zero coupon bonds, step-ups and pay-in-kind securities.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
EMD may purchase securities on an issued or delayed delivery basis.	ESD may purchase securities on a firm commitment basis, including when-issued securities.	Substantially similar.

No corresponding policy.	ESD may invest in inverse floating rate obligations, which have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent).	ESD may invest in inverse floating rate obligations, while EMD has no explicit policy with regard to inverse floating rate obligations.

EMD may purchase and sell interest rate, currency, or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments; and enter into interest rate transactions, equity swaps and related transactions as well as other similar transactions.

ESD may enter into interest rate swap or cap transactions. ESD may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the adviser determines that they are consistent with ESD’s investment objectives and policies and applicable regulatory requirements. ESD may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

ESD may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and

There are effectively no significant differences between these policies; both Funds may invest in a broad range of derivative instruments in pursuit of their investment objectives.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
currency swaps. ESD will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the adviser deems to be creditworthy.

No corresponding policy.

ESD may use various investment strategies to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by ESD, or to seek to increase the fund’s income or gain. ESD may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio.

ESD may also use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that ESD may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.

EMD has no explicit policy with regard to the use of various investment strategies to hedge market risks. EMD and ESD may utilize derivative instruments as part of their investment strategies.

No corresponding policy.	ESD is not required to dispose of a debt security if its credit rating or credit quality improves or declines after purchase.	EMD has no explicit policy with regard to improvement or decline in the credit rating of a security after purchase.

EMD may lend portfolio se curities.	ESD may lend portfolio securities to brokers or dealers or other financial institutions, so long as the borrower of the loaned securities deposits cash or liquid securities with ESD in an amount equal to a minimum of 100% of the market value of the securities lent.	ESD has a more robust policy with regard to the posting of collateral for portfolio securities lending transactions.

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
Any securities that EMD may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, EMD will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which EMD is permitted to invest. During the time securities are on loan, the borrower will pay EMD any accrued income on those securities, and EMD may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by EMD will be invested in securities in which EMD is permitted to invest. The value of securities loaned will be marked to market daily.	No corresponding policy.	ESD has no explicit policy regarding securities received as collateral.

EMD may invest without limitation in illiquid securities for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements.

ESD may invest up to 15% of its managed assets in illiquid securities, which are securities that cannot be sold within seven days at a price which ESD would determine to be fair value.

ESD may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A securities may be considered liquid securities if so determined by the adviser.

ESD may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.

EMD may invest substantially more in illiquid securities. EMD has no explicit policy with regard to investments in 144A securities.

EMD has a managed distribution policy. Pursuant to EMD’s managed distribution	ESD has a managed distribution policy. Pursuant to ESD’s managed distribution	ESD’s managed distribution policy calls for regular monthly distributions, while EMD’s

Western Asset Emerging Markets Income Fund Inc. (EMD)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and EMD
policy, EMD intends to make regular quarterly distributions to stockholders at a fixed rate per common share, which rate may be adjusted from time to time by EMD’s Board of Directors. Under EMD’s managed distribution policy, if, for any quarterly distribution, the value of EMD’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”).	policy, ESD intends to make regular monthly distributions to stockholders at a fixed rate per share, which rate may be adjusted from time to time by ESD’s Board of Directors. Under ESD’s managed distribution policy, if, for any monthly distribution, the value of ESD’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from ESD’s net assets (and may constitute a “return of capital”).	calls for regularly quarterly distributions.

No corresponding policy.	ESD may invest in distressed debt securities, which are debt securities subject to bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by ESD, or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P), or which, if unrated, are in the judgment of the adviser of equivalent quality. ESD will generally not invest more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.	ESD may also invest in distressed debt securities, while EMD has no such policy.

EMD may from time to time sell securities short without limitation.	ESD may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).	EMD has broader discretion to sell securities short.

Comparison of SBW and ESD Investment Objectives and Strategies

	Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
Investment Objective(s)	SBW’s primary investment objective is to maintain a high level of current income. SBW’s secondary investment objective is to maximize total return.	ESD’s primary investment objective is total return. High current income is a secondary investment objective.

ESD’s primary investment objective is total return, while SBW’s primary investment objective is to maintain a high level of current income.

ESD’s secondary investment objective is high current income, while SBW’s secondary investment objective is to maximize total return.

If Proposal 2 is approved, ESD’s investment objectives will be amended so that its primary investment objective is high current income and its secondary investment objective is capital appreciation.

Principal Investment Policies and Strategies	Under normal market conditions, SBW invests at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries.	Under normal market conditions, ESD invests at least 80% of its managed assets in debt securities of issuers in emerging market countries.	ESD must invest a higher percentage of its portfolio in debt securities and in emerging market issuers. SBW may invest a higher percentage of its portfolio in non-debt securities, as well as in issuers not located in emerging market countries.

	“Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income.	“Emerging market country” is defined as any country which is, at the time of investment, it is (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income.	ESD and SBW employ identical definitions of “emerging market country.”

	Under normal circumstances, SBW invests in issuers located in at least four countries. There is no limit to the percentage invested in any one country.	ESD has no policy providing that, under normal market conditions, it will invest in securities of issuers located in a certain number of countries.	Under normal circumstances, SBW invests in issuers located in at least four countries, while ESD has no such policy.

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
SBW may invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high-yield securities, including but not limited to corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

ESD may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers.

ESD may invest in asset-backed securities, including asset-backed securities that may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest or underlying pools or assets or government securities, but not both.

ESD and SBW may invest in a wide range of debt securities, including sovereign debt securities and asset-backed securities, but SBW may invest a higher percentage of its portfolio in securities of non-emerging market issuers.

SBW may invest in floating- and variable-rate obligations.	ESD may invest in floating- and variable-rate obligations.	Identical.

SBW may also invest in dollar rolls.	ESD may also invest in dollar rolls.	Identical.

SBW may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.	ESD may invest in securities denominated in currencies of emerging market countries.	ESD may invest more in securities denominated in currencies of emerging market countries.

SBW may invest up to 10% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of non-U.S. and U.S. issuers when consistent with its objectives.

ESD may invest up to 20% of its managed assets in securities other than debt securities of emerging market issuers, including equity securities.

Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and REITs. Except as otherwise indicated in ESD’s prospectus, convertible securities are not subject to any minimum credit quality requirements.

ESD may invest more in equity securities.

The high-yield sovereign debt securities in which SBW may invest are fixed- or floating-rate debt securities	ESD may invest in all types of debt securities of governmental issuers in all countries, including emerging	ESD’s and SBW’s sovereign debt holdings may include fixed- or floating-rate debt securities issued or

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
issued or guaranteed by government or governmental entities of developing and emerging countries.

market countries. These sovereign debt securities may include fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; fixed-income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds; participations in loans between emerging market governments and financial institutions; or fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community.

ESD’s investments in debt securities of emerging market issuers include dollar and non-dollar-denominated: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; (e) debt securities issued by corporations that generate significant profits from guaranteed by government or governmental entities of developing and emerging countries.

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
emerging market countries; and (f) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.

SBW seeks to limit the possibility that its cost of leverage will adversely affect its net income during a rising interest rate environment by investing a substantial portion of its total assets in U.S. dollar-denominated sovereign debt securities with floating interest rates determined with reference to short-term LIBOR rates. SBW expects that the amount of its investments in such floating-rate securities will be approximately equal to the amount of its borrowings or other proceeds of leverage.	No corresponding policy.	During a rising interest rate environment, SBW seeks to limit the possibility that its cost of leverage will adversely affect its net income by investing a substantial portion of its total assets in U.S. dollar-denominated sovereign debt securities with floating interest rates determined with reference to short-term LIBOR rates, while ESD has no such policy.

SBW may utilize leverage by borrowing (including entering into reverse repurchase agreements) or by issuing shares of preferred stock or short-term debt securities in an amount up to 33 1/3% of its total assets, including the amount obtained from leverage. SBW may enter into additional reverse repurchase agreements which are not subject to the foregoing 33 1/3% limitation if such investments are appropriately collateralized by high grade liquid assets of SBW.	ESD may borrow or utilize leverage principally through borrowing from certain financial institutions and entering into reverse repurchase agreements, and possibly through the issuance of preferred shares, in an aggregate amount of up to approximately 33% of its total assets (including the amount borrowed). In addition, ESD may engage in additional reverse repurchase agreements and similar investment management techniques which provide leverage, but which are not subject to the 33% limitation described above, so long as ESD has established in a segregated account cash or other liquid securities equal to its obligations in respect of such investments.	ESD and SBW may utilize leverage, including by entering into reverse purchase agreements. Both funds may engage in reverse repurchase agreements above their stated limits if such investments are appropriately collateralized.

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
SBW usually attempts to maintain a portfolio with a weighted average credit rating of at least B3 by Moody’s Investor Service (“Moody’s”) or B- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by a nationally recognized statistical rating organization. Unrated securities will be assigned a rating by the adviser in its reasonable judgment.	ESD usually attempts to maintain a portfolio with a weighted average credit quality rated B3 or above by Moody’s or B- or above by S&P, or equivalent ratings from any nationally recognized statistical rating organization. Unrated securities will be assigned a rating by the adviser in its reasonable judgment.	Identical.

SBW may from time to time engage in certain hedging strategies for hedging or other risk management purposes. SBW may use these strategies to attempt to protect against possible changes in the market value of its portfolio resulting from fluctuations in the securities markets and changes in interest rates and currency exchange rates, to protect SBW’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to seek to enhance income or gain.

As part of its hedging strategies, SBW may purchase and sell futures contracts, exchange-listed and OTC put and call options on securities, financial indices and futures contracts, it may enter into interest rate transactions (including swaps, rate caps, floors and collars) and currency transactions and other similar

ESD may use various investment strategies to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by ESD, or to seek to increase the fund’s income or gain. ESD may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio.

ESD may enter into interest rate swap or cap transactions. ESD may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the adviser determines that they are consistent with the fund’s investment objectives and policies and applicable regulatory requirements. ESD may use any or all of these techniques

Substantially similar. Both SBW and ESD may engage in hedging transactions to protect against market risks.

ESD may utilize a broad variety of derivative instruments as part of its investment strategies, including interest rate swap or cap transactions, exchange-listed and over-the-counter put and call options and similar transactions and instruments. SBW may enter into futures contracts or options on futures contracts for purposes other than bona fide hedging.

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
transactions which may be developed in the future to the extent the adviser determines they are consistent with SBW’s investment objectives and policies and applicable regulatory requirements.

at any time, and the use of any particular derivative transaction will depend on market conditions.

ESD may also use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that ESD may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.

SBW is not required to dispose of a debt security if its credit rating or credit quality declines.	ESD is not required to dispose of a debt security if its credit rating or credit quality improves or declines after purchase.	Identical.

SBW is free to invest in debt securities of any maturity and may adjust the average maturity of its portfolio from time to time.	ESD’s average portfolio duration will normally be within one to nine years based on the forecast of the adviser for interest rates.	The average portfolio duration of ESD will normally be between one to nine years. SBW is free to invest in debt securities of any maturity and may adjust the average maturity of its portfolio from time to time.

SBW may invest in mortgage-backed securities.	ESD may invest in mortgage-backed securities and REITs.	ESD may invest in mortgage-backed securities and REITs. SBW may invest in mortgage-backed securities but has no explicit policy with regard to REITs.

SBW may invest in securities having the lowest rating for non-subordinated debt instruments assigned by Moody’s or S&P, or in comparable unrated securities. Some of the low-rated high-yield debt securities held by SBW may be in payment default.	ESD may invest in distressed debt securities, which are debt securities subject to bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by ESD, or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P), or which, if unrated, are in the judgment of the adviser of equivalent quality. ESD will generally not invest	Substantially similar, except ESD has an explicit 5% limitation on investments in securities that are in default or subject to bankruptcy proceedings.

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.

SBW may invest up to 20% of its total assets, measured at the time of investment, in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements.

ESD may invest up to 15% of its managed assets in illiquid securities, which are securities that cannot be sold within seven days at a price which ESD would determine to be fair value.

ESD may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.

SBW may invest more of its portfolio in illiquid securities.

SBW may purchase Rule 144A securities eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. SBW’s holdings of Rule 144A securities which are liquid securities will not be subject to the 20% limitation on illiquid securities.	ESD may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A securities may be considered liquid securities if so determined by the adviser.	Substantially similar.

SBW has a managed distribution policy. Pursuant to SBW’s managed distribution policy, SBW intends to make regular monthly distributions to stockholders at a fixed rate per share, which rate may be adjusted from time to time by SBW’s Board of Directors. Under SBW’s managed distribution policy, if, for any monthly distribution, the value of SBW’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from SBW’s net assets (and may constitute a “return of capital”).	ESD has a managed distribution policy. Pursuant to ESD’s managed distribution policy, ESD intends to make regular monthly distributions to stockholders at a fixed rate per share, which rate may be adjusted from time to time by ESD’s Board of Directors. Under ESD’s managed distribution policy, if, for any monthly distribution, the value of ESD’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from ESD’s net assets (and may constitute a “return of capital”).	Identical.

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW

When the conditions in the securities markets would make pursuing SBW’s basic investment strategy inconsistent with the best interests of stockholders, SBW may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than “Ba” by Moody’s or “BB” by S&P, or in unrated securities of comparable quality.

SBW may hold and/or invest up to 35% of its total assets in cash and/or temporary investments (including highly rated short-term and medium term obligations issued or guaranteed by governments or international organizations; finance company obligations; corporate commercial paper and other short-term commercial obligations; obligations of banks, subject to the restriction that SBW may not invest more than 25% of its total assets in bank securities; and repurchase agreements) for cash management purposes pending investment in accordance with SBW’s investment objectives and policies, to meet operating expenses and to maintain liquidity.

If at some future time, in the opinion of the adviser, adverse conditions prevail in the securities markets which makes SBW’s investment strategy inconsistent with the best interests of stockholders, SBW may invest its assets without limit in temporary investments.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, ESD may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities.

Upon the adviser’s recommendation, for temporary defensive purposes and in order to keep ESD’s cash fully invested, ESD may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. ESD may not achieve its investment objectives when it does so.

ESD may enter into repurchase agreements for cash management purposes, and will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the adviser, are deemed creditworthy.

ESD and SBW have similar policies regarding deviation from their investment policies in times of adverse market conditions. ESD specifies that it may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities during such times, while SBW may invest a substantial portion of its assets in highly-rated securities. SBW is also permitted to invest its assets without limit in temporary investments if, in the opinion of the adviser, adverse conditions prevail in the securities markets which make its investment strategy inconsistent with the best interests of stockholders.

SBW is permitted to hold and/or invest up to 35% of its total assets in cash and/or temporary investments for cash management purposes, to meet operating expenses and to maintain liquidity, while ESD’s policy specifies that it may enter into repurchase agreements for cash management purposes and specifies no specific limit on the amount invested for such purpose.

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
SBW may invest in structured investments. Structured investments are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. SBW is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class.	ESD may invest in structured notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.	Substantially similar.

SBW may invest in U.S. dollar-denominated fixed- and floating-rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. SBW may invest in such loans in the form of participation in loans and assignments of all or a portion of loans from third parties. SBW considers these investments to be investments in sovereign debt securities for purposes of its investment policies and restrictions.	ESD may invest in fixed- and floating rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans.	SBW and ESD may invest in fixed- and floating-rate loans and loan participations and assignments. For SBW, such investments are limited to U.S. dollar-denominated fixed- and floating-rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. SBW considers these investments to be investments in sovereign debt securities for purposes of its investment policies and restrictions.

SBW may invest up to 20% of its total assets in zero coupon securities and pay-in-kind bonds. Any equity securities received in payment of interest will be subject to the 10% limitation on investments in equity securities.	ESD may invest in zero coupon bonds, step-ups and pay-in-kind securities.	ESD may invest in zero coupon bonds, step-ups and pay-in-kind securities. SBW may invest up to 20% of its total assets in zero coupon securities and pay-in-kind bonds.

SBW may engage in currency transactions to hedge the value of portfolio securities denominated in	ESD may engage in currency transactions with counterparties to hedge the value of portfolio securities	Substantially similar, although ESD may engage in currency transactions to generate income or gain,

Western Asset Worldwide Income Fund Inc. (SBW)	Western Asset Emerging Markets Debt Fund Inc. (ESD)	Differences between ESD and SBW
particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange listed currency futures contracts and options thereon, exchange listed and OTC options on currencies and currency swaps, caps, collars and floors. SBW may enter into currency transactions with counterparties that have received (or the guarantors of the obligations of the counterparties have received) a credit rating of “P-1” or “
A-1” by Moody’s or S&P, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the adviser.	denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. ESD will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the adviser deems to be creditworthy.	while SBW is limited to using such transactions for hedging purposes.

SBW may purchase securities on a when-issued or delayed delivery basis.	ESD may purchase securities on a firm commitment basis, including when-issued securities.	Both SBW and ESD may purchase securities on a when-issued basis.

SBW may lend portfolio securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to SBW with respect to the loan is maintained by SBW in a segregated account.	ESD may lend portfolio securities to brokers or dealers or other financial institutions, so long as the borrowed of the loaned securities deposits cash or liquid securities with ESD in an amount equal to a minimum of 100% of the market value of the securities lent.	Substantially similar.

No corresponding policy.	ESD may invest in inverse floating rate obligations, which have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent).	ESD may invest in inverse floating rate obligations, while SBW has no explicit policy regarding inverse floating rate obligations.

Risk Factors

There is no assurance that EMD, SBW or ESD will meet their investment objectives. You may lose money on your investment in any of the Funds. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management and other factors affect the volatility of each Fund’s shares. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in ESD. Except as described below, your investment in EMD or SBW is subject to the same risks.

Investment Risk

An investment in ESD is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in ESD represents an indirect investment in the securities owned by ESD. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in ESD may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Foreign (Non-U.S.) Investment Risk

Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks are more pronounced if ESD invests significantly in one country, and such risk is somewhat decreased for SBW, which is required to invest in issuers located in at least for countries. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Western Asset may not be able to sell ESD’s portfolio securities in amounts and at prices Western Asset considers reasonable. Economic, political and social developments may significantly disrupt the financial markets or interfere with ESD’s ability to enforce its rights against foreign government issuers. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by ESD. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high as ESD will invest in securities of emerging market issuers.

The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies to which a government debtor may be subject. A substantial portion of ESD’s portfolio is comprised of securities issued by issuers located in countries considered to be emerging markets, and such foreign sovereign and foreign corporate debt investments are particularly speculative, as discussed below in “—Emerging Markets Risk,” “—Economic and Political Risks” and “—Investment Controls; Repatriation.” The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Heightened risks of investing in emerging market sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, ESD may have limited legal recourse against the issuer and/or guarantor; and

•

Risk of restructuring certain debt obligations (such as Brady bonds). This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require ESD to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to ESD. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Emerging Markets Risk

Under normal circumstances, ESD will invest at least 80% of its managed assets in debt securities of emerging market issuers, which is a higher percentage than required for SBW and permits investment in a wider range of issuers than EMD (which focuses on government and government-related emerging market issuers). Investing in securities of emerging market issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. The heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict ESD’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Economic and Political Risks

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of ESD’s investments in those countries.

Investment Controls; Repatriation

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of ESD. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. ESD could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require ESD to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to ESD.

Market Illiquidity

No established secondary markets may exist for many of the emerging market issuer securities in which ESD will invest. Reduced secondary market liquidity may have an adverse effect on market price and ESD’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for ESD to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Currency Devaluations and Fluctuations

ESD may invest in both dollar-denominated and non-dollar-denominated investments. ESD has no limit on its ability to invest in non-dollar-denominated investments, while SBW may invest only up to 50% of its total assets in such investments. ESD may be limited in its ability to hedge the value of its investments against currency fluctuations. For instance, a decline in the value of currencies in which ESD’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of ESD’s assets. These declines will in turn affect ESD’s income and net asset value. ESD will compute its income on the date of its receipt by ESD at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date ESD makes a distribution, the amount available for distribution to ESD’s stockholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of ESD is denominated declines between the time ESD accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income. Inversely, if the dollar declines relative to other foreign currencies, investments in non-dollar-denominated currencies will be benefited.

Interest Rate Risk

Interest rates may go up, causing the prices of debt securities to decline and reducing the value of ESD’s securities investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing ESD to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Western Asset’s judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.

Rated and Unrated Securities

At any one time, substantially all of ESD’s managed assets may be invested in instruments that are low rated or unrated. Debt securities of emerging market issuers of the type in which ESD will invest at least 80% of its managed assets are generally considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by ESD, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.

Below Investment Grade Securities (High-Yield) Risk

High-yield securities, commonly referred to as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in ESD Common Shares. In addition, default may cause ESD to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Credit Risk and Counterparty Risk

ESD could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

ESD will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, ESD may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. ESD may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk

ESD may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. The range of derivative instruments that ESD may utilize is slightly broader than SBW. Derivatives are subject to a number of risks described elsewhere in this Proxy Statement/Prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If ESD invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that ESD will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by stockholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Smaller Company Risk

Unlike EMD, ESD is subject to smaller company risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Reinvestment Risk

Reinvestment risk is the risk that income from ESD’s portfolio will decline if and when ESD invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the price of ESD Common Shares or ESD’s overall return.

Liquidity Risk

ESD may invest up to 15% of its managed assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days at a price which ESD would determine to be fair value. Illiquid securities may be subject to wide fluctuations in market value. ESD may be subject to significant delays in disposing of illiquid securities. Accordingly, ESD may be forced to sell these securities at less than fair market value or may not be able to sell them when Western Asset believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

Unlike ESD, EMD has no investment policy limiting its investments in illiquid securities. To the extent that EMD invests more than 15% of its assets in illiquid securities, EMD may be subject to this risk to a greater extent than ESD. SBW may invest up to 20% of its total assets in illiquid securities.

Duration Risk

The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments exposes ESD to certain magnified risks. These include interest rate risk, credit risk and liquidity risk as discussed above. SBW may be subject to greater duration risk than ESD because it has no limit on the maturity of the debt securities in which it invests and may adjust the average maturity of its portfolio from time to time. ESD’s average portfolio duration will normally be within one to nine years based on interest rate forecasts.

Management Risk

ESD is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for ESD, but there can be no guarantee that these will produce the desired results.

Leverage Risk

ESD is authorized to use leverage (including loans from financial institutions, the use of reverse repurchase agreements and possibly through the issuance of preferred stock or debt securities) in amounts of up to approximately 33% of its total assets immediately after such borrowing and/or issuance, and under current market conditions intends to use leverage up to such amount. Leverage may result in greater volatility of the net asset value and market price of ESD Common Shares because changes in the value of ESD’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of any preferred stock, are borne entirely by holders of ESD Common Shares. Common Share income may fall if the interest rate on borrowings or the dividend rate on any outstanding preferred stock rises, and may fluctuate as the interest rate on borrowings or the dividend rate on preferred stock varies. So long as ESD is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of ESD Common Shares to realize higher current net investment income than if ESD were not so leveraged. On the other hand, ESD’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on ESD’s investment portfolio, the benefit of leverage to holders of ESD Common Shares will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on ESD’s portfolio, ESD’s leveraged capital structure would result in a lower rate of return to holders of ESD Common Shares than if ESD were not so leveraged. There can be no assurance that ESD’s leveraging strategy will be successful.

During periods when ESD is using leverage, the fees paid to LMPFA for advisory services will be higher than if ESD did not use leverage because the fees paid will be calculated on the basis of ESD’s managed assets, which includes the amount of borrowings and assets attributable to any outstanding preferred stock. The management fee paid to LMPFA by EMD is not subject to this risk, as its fee is based on net assets instead of managed assets.

Any decline in the net asset value of ESD will be borne entirely by holders of ESD Common Shares. Therefore, if the market value of ESD’s portfolio declines, ESD’s use of leverage will result in a greater decrease in net asset value to holders of ESD Common Shares than if ESD were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for ESD Common Shares.

Certain types of borrowings may result in ESD being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, ESD may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by ESD. Such restrictions may be more stringent than those imposed by the 1940 Act. See “Use of Leverage.”

As noted above, ESD may engage in additional investment management techniques which provide leverage in much the same manner as borrowings or reverse repurchase agreements, but which are not considered to be borrowings or senior securities by the SEC, and are not subject to the foregoing 33% limitation, so long as ESD has established in a segregated account cash or other liquid securities equal to ESD’s obligations in respect of such techniques.

At present, none of the Funds has any preferred stock outstanding and does not currently plan to offer any preferred stock.

Interest Rate Transactions Risk

ESD may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred stock. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by ESD to the counterparty under the swap), which may result in a decline in the net asset value of ESD.

Risks of Futures and Options on Futures

The use by ESD of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

•

Successful use of hedging transactions depends upon Western Asset’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

•

There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

•

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

•

There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If ESD were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. ESD would continue to be subject to market risk with respect to the position.

•

There is no assurance that ESD will use hedging transactions. For example, if ESD determines that the cost of hedging will exceed the potential benefit to ESD, ESD will not enter into such transactions.

Risks of Warrants and Rights

Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that ESD could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Equity Securities Risk

ESD may invest up to 20% of its managed assets in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and REITs. SBW may invest only up to 10% of its total assets in equity securities, and while EMD may invest in convertible securities, it generally does not invest in other types of equity securities and does not intend to convert convertible securities into equity securities other than for temporary purposes.

The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.

Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that ESD’s net asset value could decrease as a result of its investment activities and may be a greater risk for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of ESD Common Shares will depend not upon ESD’s net asset value but upon whether the market price of ESD Common Shares at the time of sale is above or below the investor’s purchase price for ESD Common Shares. Because the market price of ESD Common Shares will be determined by factors such as relative supply of and demand for ESD Common Shares in the market, general market and economic conditions, and other factors beyond the control of ESD, ESD cannot predict whether ESD Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of ESD Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates on any preferred stock would likely increase, which would tend to further reduce returns to holders of ESD Common Shares.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to ESD Common Shares.

High-yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Non-Diversified Status

Because ESD, like each Target Fund, is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, ESD will be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. Moreover, ESD intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See “Taxation.”

Anti-Takeover Provisions

ESD’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of ESD or convert ESD to an open-end fund. These provisions could have the effect of depriving the holders of ESD Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of ESD Common Shares.

INFORMATION ABOUT THE PROPOSED MERGERS

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of each Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the applicable Agreement and Plan of Merger, each Target Fund will merge with and into ESD on the Closing Date.

As a result of the Mergers and on the Closing Date:

•	EMD and SBW each will no longer exist, and

•	ESD will be the surviving corporation

EMD and SBW will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

ESD will then:

•	change its NYSE ticker symbol to “EMD” (if the Merger between EMD and ESD is effected, or if both Mergers are effected).

Each outstanding Target Fund Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full ESD Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the business day prior to the Closing Date. No fractional ESD Common Shares will be issued to the holders of Target Fund Common Shares. In lieu thereof, ESD will pay cash to each former holder of Target Fund Common Shares in an amount equal to the value of the fractional ESD Common Shares that the investor would otherwise have received in the applicable Merger.

No sales charge or fee of any kind will be charged to holders of Target Fund Common Shares in connection with their receipt of ESD Common Shares in the applicable Merger.

From and after the Closing Date, ESD will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of each Target Fund, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Mergers, if approved. However, any holder of a Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Mergers.

Each Agreement and Plan of Merger may be terminated and a Merger abandoned, whether before or after approval by the applicable Target Fund’s stockholders, at any time prior to the Closing Date by resolution of a Target Fund’s Board or the ESD Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the applicable Merger inadvisable with respect to ESD, EMD or SBW, respectively.

Prior to the Merger, each Target Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund’s stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any. Any dividend paid to Target Fund stockholders will be taxable to such stockholders.

Each Agreement and Plan of Merger provides that a Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of ESD and the applicable Target Fund; and (b) the applicable Target Fund and ESD receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under each Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Agreement and Plan of Merger or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the applicable Merger and that participation in the Merger is in the best interests of that Fund. Such expenses shall also include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees. Each Fund will bear 75% of these costs and LMPFA, or an affiliate thereof, will bear 25% of these costs whether or not the Mergers are consummated. Shared expenses, such as legal expenses associated with the preparation of this Proxy Statement/Prospectus, will be split equally among the Funds. Fund-specific expenses, such as printing and proxy solicitation expenses, will be borne by each Fund individually.

Approval of each Agreement and Plan of Merger requires the affirmative vote of a majority of the outstanding Common Shares of the applicable Target Fund and ESD Common Shares. See “Voting Information” below.

Reasons for the Mergers and Board Considerations

Board Considerations

The Funds may be deemed affiliated investment companies as a result of LMPFA and Western Asset serving as each Fund’s investment advisers. In connection with a merger of affiliated investment companies, Rule 17a-8 under the 1940 Act requires the board of each affiliated investment company, including a majority of the directors who are not interested persons of the investment company, to determine that (1) participation in the transaction is in the best interests of the investment company and (2) the interests of the existing stockholders of the investment company will not be diluted as a result of the transaction.

Moreover, Rule 17a-8 requires that the directors request and evaluate such information as may reasonably be necessary to make their findings. Rule 17a-8 does not specify the factors to be considered in making the findings required by the rule. The SEC has recommended that boards consider the following factors, in addition to any others that may be appropriate under the circumstances:

•	any fees or expenses that will be borne directly or indirectly by the fund in connection with the merger (“Factor 1”);

•	any effect of the merger on annual fund operating expenses and stockholder fees and services (“Factor 2”);

•	any change in the fund’s investment objectives, policies and restrictions that will result from the merger (“Factor 3”); and

•	any direct or indirect federal income tax consequences of the transaction to fund stockholders (“Factor 4”).

Proposals to merge were presented to the Board of each Fund for consideration at simultaneous in-person meetings held on February 11 and 12, 2016 (together, the “Meeting”), and were approved by each Board at that meeting. At the meeting LMPFA expressed its belief that the Mergers would be in the best interests of each Fund and provided information and analyses (the “Merger Evaluation Information”) sufficient in LMPFA’s belief for each Board to evaluate the Mergers. In considering the Mergers, with the advice of counsel to the Independent Directors, the Boards considered the factors noted above in light of LMPFA’s belief that the Mergers would be in the best interests of each Fund, the Merger Evaluation Information and additional information received on an on-going basis in connection with the oversight of each Fund, including information received at meetings held on November 11-12, 2015 in connection with the approval of the continuation of each Fund’s management agreements, as well as the following:

Merger of EMD with and into ESD

Factor 1

•

The costs of each Merger, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $213,000 for EMD and approximately $153,500 for ESD. Each Fund will bear 75% of these costs and LMPFA, or an affiliate thereof, will bear 25% of these costs.

•	ESD Common Shares may experience near term price volatility as a result of the Merger.

Factor 2

•	It is anticipated that EMD’s total expense ratio will decline by 0.03% and ESD’s total expense ratio will decline by 0.05% as a result of (i) the Merger of EMD with and into ESD or (ii) both Mergers.

•	The stockholders of each Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base.

•	The stockholders of each Fund may benefit from enhanced market liquidity.

•	The combined Fund may benefit from potential cost savings from better trade executions as a result of increased trading liquidity and tighter spreads.

•	The stockholders of each Fund may benefit from a more streamlined emerging markets debt, allowing for more focused marketing and stockholder servicing efforts.

•

For the 1-, 3-, 5- and 10-year periods ended December 31, 2015, EMD and ESD had substantially similar investment performance, with EMD returning -2.88%, -3.02%, 2.39% and 5.25%, and ESD returning -2.83%, -3.15%, 2.41% and 5.40%.

Factor 3

•

EMD and ESD have different primary and second investment objectives; provided, however, stockholders of ESD are being asked to approve the amendment of ESD’s investment objectives to align the investment objectives of all three Funds.

•	EMD and ESD have similar investment policies and strategies.

•	The stockholders of each Fund may benefit from additional diversification from a larger pool of assets.

Factor 4

•

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Merger qualifies for such treatment, EMD stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger.

EMD stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares.

•

If only the Merger of EMD with and into ESD is approved, the combined Fund will have a total tax loss carryforward of $71.1 million. If both Mergers are approved, the combined Fund will have a total tax loss carryforward of $84.7 million.

•	EMD stockholders may benefit from the capital loss carryforward of ESD.

•

ESD stockholders may benefit from the capital loss carryforward of EMD, and it is not currently anticipated that any of the capital loss carryforward will expire unutilized due to the tax limitations imposed by the reorganization. Additionally, any capital losses recognized after the reorganization attributable to depreciation in EMD’s portfolio at the time of the reorganization will also be subject to the annual limitation on losses.

Merger of SBW with and into ESD

Factor 1

•

The costs of each Merger, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $194,500 for SBW and approximately $153,500 for ESD. Each Fund will bear 75% of these costs and LMPFA, or an affiliate thereof, will bear 25% of these costs.

•	ESD Common Shares may experience near term price volatility as a result of the Merger.

Factor 2

•

It is anticipated that SBW’s total expense ratio will decline by 0.12% and ESD’s total expense ratio will decline by 0.01% as a result of the Merger of SBW with and into ESD. If both Mergers are approved, it is anticipated that SBW’s total expense ratio will decline by 0.16% and ESD’s total expense ratio will decline by 0.05% as a result of the Merger of SBW with and into ESD.

•	The stockholders of each Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base.

•	The stockholders of each Fund may benefit from enhanced market liquidity.

•	The combined Fund may benefit from potential cost savings from better trade executions as a result of increased trading liquidity and tighter spreads.

•	The stockholders of each Fund may benefit from a more streamlined emerging markets debt, allowing for more focused marketing and stockholder servicing efforts.

•

For the 1-, 3-, 5- and 10-year periods ended December 31, 2015, SBW and ESD had similar investment performance, with SBW returning -3.18%, -3.33%, 2.18% and 4.91%, and ESD returning -2.83%, -3.15%, 2.41% and 5.40%.

Factor 3

•

SBW and ESD have different primary and second investment objectives; provided, however, stockholders of ESD are being asked to approve the amendment of ESD’s investment objectives to align the investment objectives of all three Funds.

•	SBW and ESD have similar investment policies and strategies.

•	The stockholders of each Fund may benefit from additional diversification from a larger pool of assets.

Factor 4

•

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Assuming the Merger qualifies for such treatment, SBW stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. SBW stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares.

•

If only the Merger of SBW with and into ESD is approved, the combined Fund will have a total tax loss carryforward of $56.1 million. If both Mergers are approved, the combined Fund will have a total tax loss carryforward of $84.7 million.

•	SBW stockholders may benefit from the capital loss carryforward of ESD.

•

ESD stockholders may benefit from the capital loss carryforward of SBW, and it is not currently anticipated that any of the capital loss carryforward will expire unutilized due to the tax limitations imposed by the reorganization. Additionally, if both Mergers are consummated, any capital losses recognized after the reorganization attributable to depreciation in EMD’s portfolio at the time of the reorganization will also be subject to the annual limitation on losses.

Following extensive discussions, based on its evaluation of the above factors in light of the Merger Evaluation Information and of any other factors regarded by the Boards as relevant in the exercise of their business judgment, including those described above, the Board of each Fund, including all of the Independent Directors, determined, with respect to each Fund, that: (1) the Mergers would be in the best interests of the Funds; and (2) the Mergers would not result in the dilution of the interests of the Fund or stockholders. The Boards did not identify a single factor or piece of Merger Evaluation Information as all determinative or controlling. As a result, the Boards approved each Agreement and Plan of Merger, subject to approval by the Funds’ stockholders.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Mergers applicable to a holder of Target Fund Common Shares that receives ESD Common Shares in a Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their Target Fund Common Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular Target Fund stockholder or to Target Fund stockholders that are subject to special treatment under federal income tax laws.

This discussion does not address the tax consequences of the Mergers under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of Target Fund Common Shares are urged to consult with their own tax advisors as to the tax consequences of the Mergers in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of Target Fund Common Shares that for federal income tax purposes is:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a court within the United States, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of Each Merger Generally

The Funds intend each Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. Each Merger is conditioned upon the receipt by both the applicable Target Fund and ESD of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the applicable Target Fund and ESD will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the applicable Target Fund’s taxable year, no gain or loss will be recognized by the Target Fund as a result of the Merger or upon the conversion of Target Fund Common Shares into ESD Common Shares;

(iii) no gain or loss will be recognized by ESD as a result of the Merger or upon the conversion of Target Fund Common Shares into ESD Common Shares;

(iv) no gain or loss will be recognized by the holders of Target Fund Common Shares upon the conversion of their Target Fund Common Shares into ESD Common Shares, except to the extent such holders are paid cash in lieu of fractional ESD Common Shares in the Merger;

(v) the tax basis of the applicable Target Fund’s assets in the hands of ESD will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the ESD Common Shares received by each holder of Target Fund Common Shares in the Merger (including that of fractional share interests purchased by ESD) will be equal to the aggregate tax basis of the Target Fund Common Shares owned by such holder immediately prior to the Merger;

(vii) a stockholder’s holding period for ESD Common Shares (including that of fractional share interests purchased by ESD) will be determined by including the period for which such stockholder held Target Fund Common Shares converted pursuant to the Merger, provided that such Target Fund Common Shares were held by such stockholder as capital assets;

(viii) ESD’s holding period with respect to the applicable Target Fund’s assets transferred pursuant to the Merger will include the period for which such assets were held by the Target Fund; and

(ix) the payment of cash to the holders of Target Fund Common Shares in lieu of fractional ESD Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by ESD with the result that the holder of Target Fund Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional ESD Common Shares.

Assuming that, in accordance with the opinion referred to above, each Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (ix).

Information Reporting and Backup Withholding

Cash payments received in lieu of fractional ESD Common Shares by a U.S. holder will generally be subject to information reporting unless the holder is an exempt recipient. In addition, backup withholding at a rate of 28% may apply to the cash payable to a U.S. holder, unless the holder furnishes its taxpayer identification number (in the case of individuals, their social security number) and otherwise complies with applicable requirements of the backup withholding rules, or the holder otherwise establishes an exemption. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of Target Fund Common Shares who receives ESD Common Shares as a result of a Merger will be required to retain records pertaining to the Merger. Each holder of Target Fund Common Shares who is required to file a U.S. tax return and who is a “significant holder” that receives ESD Common Shares in a Merger will be required to file a statement with the holder’s federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s Target Fund Common Shares surrendered in the Merger. A “significant holder” is a holder of Target Fund Common Shares who, immediately before a Merger, owned (i) at least 5% of the outstanding stock of a Target Fund or (ii) securities of a Target Fund with a tax basis of $1,000,000 or more. Holders of Target Fund Common Shares should consult with their own tax advisors regarding the application of these reporting requirements.

Other Tax Considerations

While neither ESD nor either Target Fund is aware of any adverse state or local tax consequences of the Mergers, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, each Target Fund, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends will be included in the taxable income of the stockholders of the Target Funds.

Information Regarding Tax Capital Loss Carryforwards

The Mergers are expected to result in a limitation on ESD’s ability to use carryovers of a Target Fund and, potentially, to use unrealized capital losses inherent in the tax bases of the assets acquired from EMD, if realized within five years following the Mergers. Those limitations, imposed by Section 382 of the Code, will apply if, as expected, the stockholders of each Target Fund own less than 50% of ESD immediately after the applicable Merger, and will be imposed on an annual basis. The annual Section 382 limitation for periods following a Merger generally will equal the product of the net asset value of a Target Fund immediately prior to the Merger and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Merger.

As of their most recent fiscal year ends, the Funds are entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below:

EMD (as of May 31, 2015)		SBW (as of December 31, 2015)		ESD (as of December 31, 2015)		ESD (pro forma)
Amount of Carryforward	Fiscal Year of Expiration	Amount of Carryforward	Fiscal Year of Expiration	Amount of Carryforward	Fiscal Year of Expiration	Amount of Carryforward	Fiscal Year of Expiration
$(17,315,251)	No Expiration	$(13,669,795)	No Expiration	$(42,396,494)	No Expiration	$(73,381,540)	No Expiration

Based on the recent data referred to above, each Merger would impact the use of ESD’s capital loss carryovers by benefiting the stockholders of the combined Fund, rather than only the stockholders of ESD.

SBW

Based on the recent data referred to above, the Merger would impact the use of SBW’s capital loss carryovers in the following manner: (1) SBW’s carryovers would benefit the stockholders of the combined Fund, rather than only the stockholders of SBW; and (2) the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Merger and the net asset value of SBW at that time (approximately $3,725,672 per year based on data as of a recent date).

EMD

Based on the recent data referred to above, the Merger would impact the use of EMD’s capital loss carryovers in the following manner: (1) EMD’s carryovers would benefit the stockholders of the combined Fund, rather than only the stockholders of EMD; (2) the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Merger and the net asset value of EMD at that time (approximately $7,382,073 per year based on data as of a recent date); and (3) any losses realized after the Merger attributable to unrealized depreciation, if any, in EMD’s portfolio at the time of the Merger would also be subject to the annual limitation described in (2).

ESD

Based on the recent data referred to above, the Merger would impact the use of ESD’s capital loss carryovers by benefiting the stockholders of the combined Fund, rather than only the stockholders of ESD.

Information Applicable to The Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use loss carryovers (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PROPOSAL 2—TO APPROVE AN AMENDMENT TO ESD’S INVESTMENT OBJECTIVES

Proposal 2 seeks approval from ESD stockholders of an amendment to ESD’s investment objectives, so that its primary investment objective is high current income and its secondary investment objective is capital appreciation. This change is intended to align the investment objectives of all three funds in connection with the Mergers, but is not contingent on approval of either Merger. Aside from its investment objectives, the investment policies of ESD will continue unchanged if the Mergers occur.

Current Investment Objective	Proposed Investment Objective
ESD’s primary investment objective is total return. ESD’s secondary investment objective is high current income.	ESD’s primary investment objective is to seek high current income. As a secondary objective, ESD seeks capital appreciation.

The proposed change in investment objective is not expected to have a material impact on ESD. It will not change ESD’s investment strategies or other policies and minimal, if any, portfolio turnover is expected in connection with the Mergers and investment objective change.

The Board of ESD, including all of the Independent Directors, have concluded that amending ESD’s investment objectives would be in the best interests of the Fund. The Board of each Fund, therefore, is hereby submitting Proposal 2 to the holders of ESD Common Shares and recommends that stockholders of ESD vote “FOR” Proposal 2.

ESD’s investment objectives cannot be changed without the approval of the holders of a majority of ESD’s outstanding voting securities. For the purposes of the foregoing, a “majority of ESD’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

PORTFOLIO SECURITIES

The securities in which each Target Fund may invest are permissible for investment under ESD’s investment objectives and strategies. Based on current market conditions which may change, LMPFA estimates that the Funds will experience minimal portfolio turnover in connection with either Merger.

No securities of ESD need to be sold in order for ESD to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The overall management of the business and affairs is vested in the Board of Directors of each Fund. In accordance with each Fund’s charter, each Board of Directors is divided into three classes: Class I, Class II and Class III. Each Board approves all significant agreements between such Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of each Fund, LMPFA and Western Asset, subject always to the investment objectives, restrictions and policies of each Fund and to the general supervision of the Board. The following table provides information concerning the Directors of each Fund.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s)	Number of Portfolios in Fund Complex(1) Overseen by Director (Including the Fund)	Other Directorships Held by Director

Robert D. Agdern c/o Chairman of the Fund Legg Mason & Co., LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1950	Director and Member of Nominating and Audit Committees; Class II (EMD), Class I (SBW), Class III (ESD)	Since 2015 (EMD), Since 2015 (SBW), Since 2015 (ESD)	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC)	31	None

Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Nominating and Audit Committees; Class III (EMD), Class II (SBW), Class I (ESD)	Since 2003 (EMD), Since 2002 (SBW), Since 2003 (ESD)	President, Colman Consulting Co.	31	None

Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Nominating and Audit Committees; Class III (EMD), Class III (SBW), Class I (ESD)	Since 2003 (EMD), Since 2002 (SBW), Since 2003 (ESD)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	31	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s)	Number of Portfolios in Fund Complex(1) Overseen by Director (Including the Fund)	Other Directorships Held by Director
Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Nominating and Audit Committees; Class I (EMD), Class III (SBW), Class I (ESD)	Since 2007 (EMD), Since 2007 (SBW), Since 2007 (ESD)	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009) and Professor of French and Italian at Drew University (2009 to 2014)	31	None

Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Nominating and Audit Committees; Class I (EMD), Class I (SBW), Class II (ESD)	Since 1994 (EMD), Since 2001 (SBW), Since 2003 (ESD)	President Emeritus (since 2003); formerly, Senior Board Fellow, The Council on Foreign Relations (2003 to 2015) and President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	31	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson c/o Chairman of the Fund, Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1942	Director and Member of Nominating and Audit Committees; Class III (EMD), Class I (SBW), Class II (ESD)	Since 2003 (EMD), Since 2001 (SBW), Since 2003 (ESD)	President, W.R. Hutchinson& Associates Inc. (consulting)	31	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s)	Number of Portfolios in Fund Complex(1) Overseen by Director (Including the Fund)	Other Directorships Held by Director
Eileen Kamerick c/o Chairman of the Fund, Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1958	Director and Member of Nominating and Audit Committees; Class II (EMD), Class I (SBW), Class III (ESD)	Since 2013 (EMD), Since 2013 (SBW), Since 2013 (ESD)	Senior Adviser to CEO (since 2016), formerly, Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (2015 to 2016) and Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (2012-2014); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)	31	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Dr. Riordan Roett c/o Chairman of the Fund, Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1938	Director and Member of Nominating and Audit Committees; Class I (EMD), Class III (SBW), Class III (ESD)	Since 1995 (EMD), Since 1995 (SBW), Since 2003 (ESD)	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	31	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s)	Number of Portfolios in Fund Complex(1) Overseen by Director (Including the Fund)	Other Directorships Held by Director
Jane E. Trust[2] c/o Chairman of the Fund, Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth year: 1962	Chairman, CEO, President and Director; Class II (EMD), Class II (SBW), Class II (ESD)	Since 2015 (EMD), Since 2015 (SBW), Since 2015 (ESD)	Managing Director of Legg Mason & Co. (since 2015); Officer and/or Trustee/Director of 162 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	153	None

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of LMPFA and certain of its affiliates.

The Directors were selected to join each Board based upon the following as to each Director: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason, Inc. (“Legg Mason”) fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another highly regulated financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and service as a board member of another highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2015:

Name of Director	Dollar Range of Equity Securities in EMD	Dollar Range of Equity in SBW	Dollar Range of Equity in ESD	Aggregate Dollar Range Securities in ESD of Equity Securities in all Funds Overseen by Director in Family of Investment Companies(1)
NON-INTERESTED DIRECTORS
Robert D. Agdern				None
Carol L. Colman				Over $100,000
Daniel P. Cronin				Over $100,000
Paolo M. Cucchi				$10,001-$50,000
Leslie H. Gelb				None
William R. Hutchinson				Over $100,000
Eileen Kamerick				$10,001-$50,000
Riordan Roett				$10,001-$50,000
INTERESTED DIRECTOR
Jane E. Trust(2)				Over $100,000

(1)	”Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(2)	Ms. Trust became a Director of each Fund, effective August 1, 2015.

At December 31, 2015, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2015.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Funds are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Funds, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Funds and the Fund Complex during the calendar year ended December 31, 2015 and the total compensation paid to each Director during the fiscal years ended May 31, 2015 for EMD and December 31, 2015 for SBW and ESD. Certain of the Directors listed below are members of the Funds’ Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal years ended May 31, 2015 for EMD and December 31, 2015 for SBW and ESD, respectively, to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from EMD for Fiscal Year Ended May 31, 2015	Aggregate Compensation from SBW for Fiscal Year Ended December 31, 2015	Aggregate Compensation from ESD for Fiscal Year Ended December 31, 2015	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from the Funds and Fund Complex(2) for Calendar Year Ended 12/31/15	Directorships(3)
Robert D. Agdern(4)	$	$	$	$	$278,856	31
Carol L. Colman	$	$	$	$	$308,552	31
Daniel P. Cronin	$	$	$	$	$308,552	31
Paolo M. Cucchi	$	$	$	$	$276,856	31
Leslie H. Gelb	$	$	$	$	$278,856	31
William R Hutchinson	$	$	$	$	$361,198	31
Eileen Kamerick	$	$	$	$	$321,401	31
Riordan Roett	$	$	$	$	$274,854	31

(1)	Pursuant to prior retirement plans, payments of $ were made to former Directors for the fiscal year ended May 31, 2015 and $ for the fiscal year ended December 31, 2015.

(2)	“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(3)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2015.

(4)	Robert D. Agdern was appointed a member of the Board of Directors of each Fund, effective January 1, 2015.

As of January 1, 2014, the Funds paid each of the Independent Trustees an annual fee of $120,000, plus $22,500 for each regularly scheduled Board meeting attended in person and $2,000 for each telephonic meeting of the Board. In addition to the payments described above, (a) the Lead Independent Director of the Board receives $35,000; (b) the chairperson of the Audit Committee receives $30,000; (c) the chairperson of the Nominating Committee receives $15,000; and (d) the chairperson of the Investment Committee receives $15,000. The following changes became effective January 1, 2015, (1) each Independent Director’s annual retainer increased to $150,000, (2) the Lead Independent Director received an additional annual fee of $50,000, and (3) each member of the Audit Sub-Committee received an additional annual fee of $15,000. The following change became effective January 1, 2016, the chairperson of the Compensation Committee receives $15,000. The annual compensation, fees and expenses are allocated among all the funds in the fund complex on the basis of average net assets.

Responsibilities of the Board of Each Fund

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of each Fund. The Directors oversee each Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with each Fund’s management and evaluating the performance of each Fund’s service providers including LMPFA, Western Asset, the Related Subadvisers, the custodian and the transfer agent. As part of this process, the Directors consult with each Fund’s independent auditors and with their own separate independent counsel.

The Directors review each Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to each Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that each Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Nominating Committee, Investment, Performance and Pricing Committee (the “Investment Committee”) and Compensation Committee that meet periodically and whose responsibilities are described below. The Compensation Committee of each Fund was formed on January 1, 2016.

With respect to EMD, during the fiscal year ended May 31, 2015, the Board of Directors held [four] regular meetings and [two] special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. With respect to SBW, during the fiscal year ended December 31, 2015, the Board of Directors held [four] regular meetings and [two] special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. With respect to ESD, during the fiscal year ended December 31, 2015, the Board of Directors held [four] regular meetings and [two] special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Funds do not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, the Investment Committee and the Compensation Committee is composed of all Directors who have been determined not to be “interested persons” of each Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of each Fund is currently comprised of nine directors, eight of whom are Independent Directors. Jane E. Trust currently serves as Chairman of the Board. Ms. Trust is an “interested person” of each Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with each Fund’s day-to-day operations and access to individuals with responsibility for each Fund’s management and operations provides the Board with insight into each Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and each Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of each Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset and the Related Subadvisers that provide services to each Fund, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

Each Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are to: (a) oversee the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to each Fund and certain other persons by each Fund’s independent registered public accounting firm. With respect to EMD, the Audit Committee met [twice] during the fiscal year ended May 31, 2015. In addition, the EMD’s Board most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 11, 2014, a copy of which was attached as Annex A to the Fund’s proxy statement dated August 27, 2014. With respect to SBW, the Audit Committee met two times during the fiscal year ended December 31, 2015. In addition, SBW’s Board most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 11, 2014, a copy of which was attached as Annex A to the Fund’s proxy statement dated March 26, 2014. With respect to ESD, the Audit Committee met two times during the fiscal year ended December 31, 2015. In addition, ESD’s Board most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 11, 2014, a copy of which was attached as Annex A to the Fund’s proxy statement dated March 26, 2014.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of each Fund, is composed of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. With respect to EMD, the Nominating Committee met [twice] during the fiscal year ended May 31, 2015. In addition, EMD’s Board most recently reviewed and adopted a Nominating Committee Charter at a meeting held on February 12, 2016, a copy of which is attached as Appendix H hereto. With respect to SBW, the Nominating Committee met [three] times during the fiscal year ended December 31, 2015. In addition, SBW’s Board most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 12, 2016, a copy of which is attached as Annex B to the Fund’s Proxy Statement. With respect to ESD, the Nominating Committee met [three] times during the fiscal year ended December 31, 2015. In addition, ESD’s Board most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 12, 2016, a copy of which is attached as Annex B to the Fund’s Proxy Statement.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of each Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the identification of potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Investment Committee

Each Fund’s Investment Committee is composed of all of the Independent Directors. The members of the Investment Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Colman

serves as Chair of each Fund’s Investment Committee. The principal functions of the Investment Committee are: (a) to review and revise, with LMPFA and/or Western Asset, the investment performance data and related reports provided to the Board, (b) to review with LMPFA the investment performance benchmarks and peer groups used in reports delivered to the Board and (c) to perform other functions as the Board may delegate from time to time. With respect to EMD, the Investment Committee met [four] times during the fiscal year ended May 31, 2015. With respect to SBW, the Investment Committee met [four] times during the fiscal year ended December 31, 2015. With respect to ESD, the Investment Committee met [four] times during the fiscal year ended December 31, 2015.

Compensation Committee

Each Fund’s Compensation Committee is composed of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cucchi serves as Chair of each Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. Each Fund’s Compensation Committee was formed on January 1, 2016. As a newly formed committee, the Compensation Committee has not held a meeting.

Officers

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of EMD, SBW and ESD. In addition to Ms. Trust, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund Served	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2011 (EMD), Since 2011 (SBW), Since 2011 (ESD)	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (EMD), Since 2006 (SBW), Since 2006 (ESD)	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Steven Frank Legg Mason & Co. 620 Eighth Avenue 49th Floor New York, NY 10018 Birth year: 1967	Treasurer	Since 2010 (EMD), Since 2010 (SBW), Since 2010 (ESD)	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Name, Address and Age	Position(s) Held with Fund Served	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jenna Bailey Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1978	Identity Theft Prevention Officer	Since 2015 (EMD), Since 2015 (SBW), Since 2015 (ESD)	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003 (EMD), Since 2003 (SBW), Since 2003 (ESD)	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Funds’ common stock, LMPFA and certain of its affiliates, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons and entities are required by SEC regulations to furnish each of the Funds with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, EMD believes that, during the fiscal year ended May 31, 2015, all such filing requirements were met with respect to EMD. With respect to SBW and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, SBW believes that, during the fiscal year ended December 31, 2015, all such filing requirements were met with respect to SBW. In addition, with respect to ESD and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, ESD believes that, during the fiscal year ended December 31, 2015, all such filing requirements were met with respect to ESD.

Investment Manager and Sub-Advisers

LMPFA has served as each Fund’s investment manager since     . LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA (the “Management Agreements”), subject to the supervision and direction of each Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s Management Agreement provides that LMPFA may render services to others. Each Fund’s Management Agreement is terminable without penalty on not more than 60 days’

nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s Management Agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (Western Singapore) are the investment subadvisers of each of the Target Fund and the Acquiring Fund. SBW also names Western Asset Management Company Ltd (“Western Japan”, together with LMPFA, Western Asset, Western Asset Limited and Western Singapore, the “Managers”) as a subadviser. Western Asset provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset (the “Western Asset Sub-Advisory Agreements”). Under each Western Asset Sub-Advisory Agreement, subject to the supervision and direction of each Fund’s Board and LMPFA, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Western Asset Sub-Advisory Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Western Asset Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate each Western Asset Sub-Advisory Agreement on 90 days’ written notice to each Fund and LMPFA. LMPFA and Western Asset may terminate each Western Asset Sub-Advisory Agreement upon their mutual written consent. Each Western Asset Sub-Advisory Agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

Western Asset Limited provides certain sub-advisory services to each Fund pursuant to a sub-advisory agreement (the “Limited Sub-Advisory Agreements”). Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. Western Asset Limited is responsible, generally, for managing Asian (excluding Japan), Japanese and global and non-U.S. dollar fixed income mandates including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services. While Western Asset remains ultimately responsible for investment decisions relating to the Funds’ portfolio, Western Asset Limited provides certain sub-advisory services to the Funds relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Western Singapore provides certain sub-advisory services to each Fund pursuant to a sub-advisory agreement (the “Singapore Sub-Advisory Agreements”). Western Singapore was founded in      and has offices at 1 George Street #23-01, Singapore 049145. Western Singapore is responsible, generally, for managing      mandates including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services. While Western Asset remains ultimately responsible for investment decisions relating to the Funds’ portfolio, Western Singapore provides certain sub-advisory services to the Funds relating to     .

Western Japan (together with Western Asset Limited and Western Singapore, the “Related Subadviser”) provides certain sub-advisory services to SBW pursuant to a sub-advisory agreement (the “Japan Sub-Advisory Agreement”). Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo

100-6536, Japan. Western Japan is responsible, generally, for managing Japanese investment mandates including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services. While Western Asset remains ultimately responsible for investment decisions relating to the Funds’ portfolio, Western Japan provides certain sub-advisory services to the Funds relating to     . Western Japan is not a subadviser to EMD or SBW. Because SBW does not have any investments in Japan, and Western Asset does not anticipate any investments in Japan to be made by ESD, it is not anticipated that there will be any changes to the combined ESD portfolio as a result of the Western Japan not being a subadviser after the Mergers.

The Limited Sub-Advisory Agreements, Singapore Sub-Advisory Agreements and Japan Sub-Advisory Agreement (collectively, the “Related Sub-Advisory Agreements”) will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate each Related Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Related Subadviser. A Related Subadviser may terminate a Related Sub-Advisory Agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and a Related Subadviser may terminate a Related Sub-Advisory Agreement upon their mutual written consent. Each Related Sub-Advisory Agreement will terminate automatically in the event of assignment by a Related Subadviser and shall not be assignable by Western Asset without the consent of the Related Subadviser.

EMD and SBW each currently pays an investment management fee to LMPFA, calculated daily and paid monthly, at an annual rate of 1.05% of its average weekly net assets (SBW would pay a rate of 1.025% on assets in excess of $250 million if its assets were to exceed that amount in the future). ESD currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of average daily managed assets, which includes net assets plus the proceeds of any outstanding borrowings. The total dollar amounts paid to LMPFA under the Management Agreements with each Fund for the last three fiscal years are as follows:

	EMD	SBW	ESD
2013	$4,693,422	$2,040,012	$5,674,713
2014	$4,168,433	$1,926,203	$5,799,072
2015	$4,065,602	$1,737,368	$5,433,694
Total	$12,927,457	$5,703,583	$16,907,479

With respect to each Fund, LMPFA pays sub-advisory fees to Western Asset at the rate of 70% of the net management fee paid to LMPFA.

Western Asset pays the Related Subadvisers a fee for their services at no additional expense to the Funds. The fee is based upon a percentage of the management fee equal to the amount of the Funds’ assets Western Asset allocates to the Related Subadvisers to manage.

LMPFA, Western Asset and the Related Subadvisers are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

Additional information about the factors considered by the Board of EMD in approving its Management Agreement and Sub-Advisory Agreements is set forth in EMD’s Semi-Annual Report to Stockholders for the Semi-Annual Period ending November 30, 2015. Additional information about the factors considered by the Board of SBW and ESD in approving their respective Management Agreements and Sub-Advisory Agreements is set forth in their respective Annual Report to Stockholders for the Fiscal Year ended December 31, 2015.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the Funds, LMPFA, Western Asset and each Related Subadviser have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds (the “Codes of Ethics”). All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the applicable Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Codes of Ethics of the Funds.

The Codes of Ethics of the Funds, LMPFA, Western Asset and each Related Subadviser can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090, that these codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and that copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC, 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA, Western Asset, or a Related Subadviser, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s, Western Asset’s and each Related Subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix D, Appendix E, Appendix F and Appendix G to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Investment Professionals of the Funds

Below is summary information for the Funds’ investment professionals. Each person serves as a portfolio manager for all of the Funds.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013 (EMD), Since 2013 (SBW), Since 2013 (ESD)	Responsible for the day-to-day management with other members of the Funds’ portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co-Chief Investment Officer of Western Asset from 2013-2014.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Gordon S. Brown Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012 (EMD), Since 2012 (SBW), Since 2012 (ESD)	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014 (EMD), Since 2015 (SBW), Since 2014 (ESD)	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Kevin J. Ritter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015 (EMD), Since 2015 (SBW), Since 2015 (ESD)	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the Funds) for which the each Fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies; other pooled investment vehicles; and other accounts. Data for registered investment companies is based on the specific investment professionals that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated exclusively to that individual for disclosure purposes. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2015.

Investment Professional	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech(1)	109 registered investment companies with $176.6 billion in total assets under management

276 other pooled investment vehicles with $84.8 billion in assets under management

8 other pooled investment vehicles that charge a performance fee with approximately $1.5 billion in total assets under management

622 other accounts with $171.7 billion in total assets under management 57 other accounts that charge a performance fee with approximately $17.6 billion in total assets under management

Gordon S. Brown(1)	8 registered investment companies with $1.6 billion in total assets under management

16 other pooled investment vehicles with $4.0 billion in assets under management

1 other pooled investment vehicle that charges a performance fee with approximately $110 million in total assets under management

75 other accounts with $24.3 billion in total assets under management 8 other accounts that charge a performance fee with approximately $5.1 billion in total assets under management

Investment Professional	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Chia-Liang Lian(1)	27 registered investment companies with $31.3 billion in total assets under management	41 other pooled investment vehicles with $13.7 billion in assets under management 1 other pooled investment vehicle that charges a performance fee with approximately $110 million in total assets	150 other accounts with $30.8 billion in total assets under management 28 other accounts that charge a performance fee with approximately $8.7 billion in total assets under management

Kevin J. Ritter(1)	6 registered investment companies with $1.1 billion in total assets under management	9 other pooled investment vehicles with $1.0 billion in assets under management	35 other accounts with $3.4 billion in total assets under management 1 other account that charges a performance fee with approximately $400 million in total assets under management

(1)	The numbers above reflect the overall number of portfolios managed by employees of Western Asset. Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1-, 3- and 5-year basis for compensation—with 3 years having the most emphasis. Western Asset may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated based on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest. The Managers and investment professionals have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Managers and the Funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. Additionally, Western Asset or Western Asset Limited may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Western Asset’s or Western Asset Limited’s trade allocation policies may result in a fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of a funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of a funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that a fund holds long, potentially resulting in a decrease in the market value of the security held by a fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Western Asset or Western Asset Limited with brokerage and research services. These services may be taken into account in the selection of brokers and dealers, in determination whether to select a dealer to effect a trade on a principal basis (as normally is the case for the funds) or determination whether to select a broker to effect a trade on an agency basis for a commission. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the Managers’ funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the Managers’ desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in a particular fund, the investment professional’s conflicts of interest with respect to such fund be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Manager and its affiliates.

An investment professional may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other funds and accounts listed above.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the investment professionals of each Fund as of December 31, 2015.

Investment Professional	Dollar Range of EMD Securities Beneficially Owned		Dollar Range of SBW Securities Beneficially Owned		Dollar Range of ESD Securities Beneficially Owned			Aggregate dollar range of Fund Securities Beneficially Owned
S. Kenneth Leech(1)	[None	]	[None	]	[$	10,001-$50,000	]	[None	]
Gordon S. Brown(1)	[None	]	[None	]		[None]		[None	]
Chia-Liang Lian(1)	[None	]	[None	]		[None]		[None	]
Kevin J. Ritter(1)	[None	]	[None	]		[None]		[None	]

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about the Funds is included in EMD’s Annual Report to Stockholders for the Fiscal Year Ended May 31, 2015, filed on July 27, 2015 (accession no. 0001193125-15-263591) and Semi-Annual Report to Stockholders for the Six-Month Period Ended November 31, 2015, filed on January 25, 2016 (accession no. 0001193125-16-436482), SBW’s Annual Report to Stockholders for the Fiscal Year Ended December 31, 2015, filed on February 24, 2016 (accession no. 0001193125-16-475128) and ESD’s Annual Report to Stockholders for the Fiscal Year Ended December 31, 2015, filed on February 25, 2016 (accession no. 0001193125-16-478204). Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 620 Eighth Avenue, New York, New York 10041, by visiting the Funds’ website at www.lmcef.com or by calling the Funds at 888-777-0102.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements. The financial statements of each Fund for the fiscal years ended 2011, 2012, 2013, 2014 and 2015 have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request). The financial highlights of EMD for the six-month period ended November 30, 2015 are unaudited.

Financial Highlights for ESD (Acquiring Fund)

For a share of capital stock outstanding throughout each year ended December 31:

	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]
Net asset value, beginning of year	$18.16	$19.11	$22.42	$20.56	$20.57
Income (loss) from operations:
Net investment income	1.05	1.15	1.12	1.22	1.28
Net realized and unrealized gain (loss)	(1.53)	(0.68)	(2.99)	2.05	0.04
Total income (loss) from operations	(0.48)	0.47	(1.87)	3.27	1.32

Less distributions from:
Net investment income	(1.15)	(1.37)	(1.25)	(1.17)	(1.11)
Net realized gains	—	(0.05)	(0.19)	(0.24)	(0.22)
Return of capital	(0.16)	—	—	—	—
Total distributions	(1.31)	(1.42)	(1.44)	(1.41)	(1.33)

Net asset value, end of year	$16.37	$18.16	$19.11	$22.42	$20.56

Market price, end of year	$13.73	$15.76	$17.20	$21.80	$18.90
Total return, based on NAV[2,3]	(2.83)%	2.25%	(8.58)%	16.40%	6.55%
Total return, based on Market Price[4]	(4.89)%	(0.60)%	(14.89)%	23.46%	10.70%

(continued from prior page)

	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]
Net assets, end of year (000s)	$504,068	$559,163	$588,439	$689,504	$631,977

Ratios to average net assets:
Gross expenses	1.33%	1.25%	1.20%	1.12%	1.13%
Net expenses	1.33	1.25	1.20	1.12	1.13
Net investment income	5.97	5.91	5.43	5.65	6.18

Portfolio turnover rate	37%	35%	25%	20%	28%

Supplemental data:
Loan Outstanding, End of Year (000s)	$101,780	$102,180	$53,950	—	—
Asset Coverage Ratio for Loan Outstanding[5]	595%	647%	1,191%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[5]	$5,953	$6,472 [6]	$11,907 [6]	—	—
Weighted Average Loan (000s)	$98,076	$75,780	$32,807	—	—
Weighted Average Interest Rate on Loan	0.96%	0.91%	0.947%	—	—

1	Per share amounts have been calculated using the average shares method.

2	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

4	The total return calculation assumes that distributions are reinvested in accordance with ESD’s dividend reinvestment plan. Past performance is no guarantee of future results.

5	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

6	Added to conform to current period presentation.

Financial Highlights for EMD (Target Fund)

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2015[1,2]	2015[2]	2014[2]	2013[2]	2012[2]	2011[2]
Net asset value, beginning of period	$13.09	$14.43	$14.99	$14.79	$15.04	$13.71
Income (loss) from operations:
Net investment income	0.37	0.77	0.78	0.82	0.87	0.99
Net realized and unrealized gain (loss)	(0.93)	(1.16)	(0.32)	0.40	(0.18)	1.26
Total income (loss) from operations	(0.56)	(0.39)	0.46	1.22	0.69	2.25

Less distributions from:
Net investment income	(0.42)[3]	(0.95)	(0.86)	(0.82)	(0.74)	(0.86)
Net realized gains	—	—	(0.16)	(0.20)	(0.20)	(0.06)
Total distributions	(0.42)	(0.95)	(1.02)	(1.02)	(0.94)	(0.92)

Net asset value, end of period	$12.11	$13.09	$14.43	$14.99	$14.79	$15.04

Market price, end of period	$9.93	$11.23	$13.06	$14.14	$13.80	$13.97
Total return, based on NAV[4,5]	(4.28)%	(2.62)%	3.60%	8.22%	4.76%	16.92%
Total return, based on Market Price[6]	(7.91)%	(6.92)%	0.19%	9.49%	5.70%	24.01%

(continued from prior page)

	2015[1,2]	2015[2]	2014[2]	2013[2]	2012[2]	2011[2]
Net assets, end of period (000s)	$346,568	$374,855	$413,009	$429,254	$423,290	$430,380

Ratios to average net assets:
Gross expenses	1.36%[7]	1.33%	1.26%	1.26%	1.25%	1.23%
Net expenses	1.367	1.33	1.26	1.26	1.25	1.23
Net investment income	6.077	5.71	5.66	5.26	5.79	6.76

Portfolio turnover rate	12%	40%	27%	26%	19%	35%

Supplemental data:
Loan Outstanding, End of Period (000s)	$58,530	$58,530	$43,400	$21,900	—	—
Asset Coverage Ratio for Loan Outstanding[8]	692%	740%	1,052%	2,060%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$6,921	$7,404	$10,516 [9]	$20,601 [9]	—	—
Weighted Average Loan (000s)[10]	$58,530	$52,360	$33,427	$16,893	—	—
Weighted Average Interest Rate on Loan[10]	0.96%	0.93%	0.93%	0.95%	—	—

1	For the six months ended November 30, 2015 (unaudited).

2	Per share amounts have been calculated using the average shares method.

3	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

4	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	The total return calculation assumes that distributions are reinvested in accordance with EMD’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	Annualized.

8	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

9	Added to conform to current period presentation.

10	Weighted average based on the number of days that the Fund had a loan outstanding.

Financial Highlights for SBW (Target Fund)

For a share of capital stock outstanding throughout each year ended December 31:

	2015[1]	2014[1]	2013[1]	2012[1]	2011
Net asset value, beginning of year	$13.15	$13.82	$16.19	$14.91	$14.85
Income (loss) from operations:
Net investment income	0.74	0.79	0.78	0.87	0.91
Net realized and unrealized gain (loss)	(1.13)	(0.47)	(2.14)	1.39	0.05
Total income (loss) from operations	(0.39)	0.32	(1.36)	2.26	0.96
Less distributions from:
Net investment income	(0.77)	(0.95)	(0.88)	(0.82)	(0.76)
Net realized gains	—	(0.04)	(0.13)	(0.16)	(0.14)
Return of capital	(0.14)	—	—	—	—
Total distributions	(0.91)	(0.99)	(1.01)	(0.98)	(0.90)

(continued from prior page)

	2015[1]	2014[1]	2013[1]	2012[1]	2011

Net asset value, end of year	$11.85	$13.15	$13.82	$16.19	$14.91

Market price, end of year	$10.08	$11.41	$12.18	$15.12	$13.78
Total return, based on NAV[2,3]	(3.18)%	2.13%	(8.64)%	15.60%	6.64%
Total return, based on Market Price[4]	(3.90)%	1.46%	(13.20)%	17.15%	10.76%

Net assets, end of year (000s)	$154,302	$171,191	$179,924	$210,780	$194,068

Ratios to average net assets:
Gross expenses	1.44%	1.38%	1.41%	1.38%	1.38%
Net expenses	1.44	1.38	1.41	1.38	1.38
Net investment income	5.83	5.63	5.22	5.56	6.06

Portfolio turnover rate	37%	38%	24%	20%	26%

Supplemental data:
Loan Outstanding, End of Year (000s)	$29,960	$29,560	$16,600	—	—
Asset Coverage Ratio for Loan Outstanding[5]	615%	679%	1,184%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[5]	$6,150	$6,791 [6]	$11,838 [6]	—	—
Weighted Average Loan (000s)	$28,733	$22,689	$10,284	—	—
Weighted Average Interest Rate on Loan	0.96%	0.92%	0.93%	—	—

1	Per share amounts have been calculated using the average shares method.

2	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

4	The total return calculation assumes that distributions are reinvested in accordance with SBW’s dividend reinvestment plan. Past performance is no guarantee of future results.

5	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

6	Added to conform to current period presentation.

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, but in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield relative to the market price of the shares and the market price may also be affected by trading volume, general market and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the NAV per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below NAV per share.

The following tables set forth the high and low sales prices for ESD Common Shares and Common Shares of each Target Fund on the NYSE, the NAV per share and the discount or premium to NAV per share represented by the quotation for each quarterly period during the last two calendar years.

ESD (Acquiring Fund) Fiscal Year End is December 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
June 30, 2014	$20.21	$18.61	-7.92%	$19.46	$17.25	-11.36%
September 30, 2014	20.22	18.56	-8.21%	19.39	17.11	-11.76%
December 31, 2014	19.45	17.30	-11.05%	17.40	14.94	-14.14%
March 31, 2015	18.01	16.03	-10.99%	17.73	15.37	-13.31%
June 30, 2015	18.43	16.40	-11.01%	17.65	14.88	-15.69%
September 30, 2015	17.68	15.10	-14.59%	16.32	13.23	-18.93%
December 31, 2015	17.15	14.77	-13.88%	16.47	13.37	-18.82%
March 31, 2016	16.79	14.56	-13.28%	15.68	12.42	-20.79%

EMD (Target Fund) Fiscal Year End is May 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
June 30, 2014	$14.34	$13.09	-8.72%	$13.73	$12.12	-11.73%
September 30, 2014	14.29	13.07	-8.54%	13.85	11.99	-13.43%
December 31, 2014	13.75	12.00	-12.73%	12.53	10.66	-14.92%
March 31, 2015	12.97	11.34	-12.57%	12.60	10.79	-14.37%
June 30, 2015	13.19	11.48	-12.96%	12.57	10.62	-15.51%
September 30, 2015	12.58	10.69	-15.02%	11.63	9.40	-19.17%
December 31, 2015	12.29	10.25	-16.60%	11.61	9.46	-18.52%
March 31, 2016	11.98	10.31	-13.94%	11.25	8.84	-21.42%

SBW (Target Fund) Fiscal Year End is December 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
June 30, 2014	$14.58	$13.16	-9.74%	$14.05	$12.26	-12.74%
September 30, 2014	14.61	13.22	-9.51%	14.15	12.20	-13.78%
December 31, 2014	14.06	12.35	-12.16%	12.60	10.75	-14.68%
March 31, 2015	13.10	11.49	-12.29%	12.86	11.07	-13.92%
June 30, 2015	13.29	11.74	-11.66%	12.79	10.77	-15.79%
September 30, 2015	12.84	10.92	-14.95%	11.83	9.68	-18.17%
December 31, 2015	12.38	10.45	-15.59%	11.83	9.71	-17.92%
March 31, 2016	12.16	10.48	-13.82%	11.37	9.04	-20.49%

As of March 31, 2016, the NAV per share of ESD was $16.80 and the closing price of ESD Common Shares on the NYSE was $14.52, meaning ESD Common Shares were trading at a (13.57)% discount to ESD’s NAV per share. As of March 31, 2016, the NAV per share of EMD was $11.99 and the closing price of its Common Shares on the NYSE was $10.26, meaning that its Common Shares were trading at a (14.43)% discount to EMD’s NAV per share. Also as of March 31, 2016, the NAV per share of SBW was $12.17 and the closing price of its Common Shares on the NYSE was $10.39, meaning that its Common Shares were trading at a (14.63)% discount to SBW’s NAV per share. The trading premium/discount for ESD Common Shares may change after the issuance of additional ESD Common Shares in the Mergers and the resulting increase in supply of ESD Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of ESD will be received by stockholders of each Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of ESD that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table as of December 31, 2015 (Unaudited)

	EMD (Target Fund)	SBW (Target Fund)	ESD (Acquiring Fund)	Pro Forma Adjustments	ESD (Pro Forma Combined Fund)
Total Net Assets	$334,062,624	$154,302,251	$504,067,637	$(535,962) (a)	$991,896,550
Shares Outstanding	28,629,885	13,017,723	30,794,143	(11,812,378) (b)	60,629,373
Net Asset Value	$11.67	$11.85	$16.37		$16.36

(a)	Reflects adjustments for estimated Merger costs of $[ ].

(b)	Reflects adjustments to the number of Common Shares outstanding due to the Merger.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock-Common Shares”

PORTFOLIO COMPOSITION

As of March 31, 2016, [    ]% of the market value of ESD’s portfolio was invested in long-term securities and [ ]% was invested in short-term securities.

Rating	Number of Issues	Market Value	Percent
AAA		$		%
AA+, AA, AA		$		%
A+, A, A-		$		%
BBB+, BBB, BBB-		$		%
Below Investment Grade		$		%
Not Rated		$		%

Total		$		%

As of March 31, 2016, [     ]% of the market value of EMD’s portfolio was invested in long-term securities and [ ]% was invested in short-term securities.

Rating	Number of Issues	Market Value	Percent
AAA		$		%
AA+, AA, AA		$		%
A+, A, A-		$		%
BBB+, BBB, BBB-		$		%
Below Investment Grade		$		%
Not Rated		$		%

Total		$		%

As of March 31, 2016,      % of the market value of SBW’s portfolio was invested in long-term securities and     % was invested in short-term securities.

Rating	Number of Issues	Market Value	Percent
AAA		$		%
AA+, AA, AA		$		%
A+, A, A-		$		%
BBB+, BBB, BBB-		$		%
Below Investment Grade		$		%
Not Rated		$		%

Total		$		%

PORTFOLIO TRANSACTIONS

None of the Funds has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Boards of the Funds, the Managers are responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results, taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors, such as the risk of the broker or dealer in positioning the securities involved. While the Managers generally seek the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Managers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s Management Agreement, and the expenses of the Managers will not necessarily be reduced as a result of the receipt of such supplemental information.

The aggregate amount of brokerage commissions paid during the three most recent fiscal years was $     for EMD, $     for SBW and $     for ESD. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as a principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Managers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed     %. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

General

Each Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, each Fund intends to distribute all of its net long-term capital gains, if any. For each Fund, both monthly and annual distributions to holders of Common Shares will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any Fund preferred stock.

From time to time, each Fund may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of a Fund’s Common Shares and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value. In addition, the terms of any borrowings or Fund preferred stock (if issued) may prohibit a Fund from making distributions in the amount or at the time that it otherwise would.

ESD Dividend Reinvestment Plan

Unless you elect to receive distributions in cash, all distributions on your ESD Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the common stockholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “ESD Plan”). You may elect not to participate in the ESD Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by the Plan Agent as dividend paying agent.

If you participate in the ESD Plan, the number of ESD Common Shares you will receive will be determined as follows:

(1) If the market price of the ESD Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the ESD Common Shares, ESD will issue new ESD Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the ESD Common Shares on the determination date.

(2) If 98% of the net asset value per share of the ESD Common Shares exceeds the market price of the ESD Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy ESD Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the common stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the ESD Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing ESD Common Shares in the open market and the Fund shall issue the remaining ESD Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the ESD Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. ESD Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all ESD Common Shares you have received under the ESD Plan.

You may withdraw from the ESD Plan by notifying the Plan Agent by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the ESD Common Shares. The ESD Plan may be terminated by ESD upon notice in writing mailed to common stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full ESD Common Shares held for you under the ESD Plan and cash for any fractional ESD Common Shares. You may elect to notify the ESD Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per ESD Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in ESD Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional ESD Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your ESD Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

ESD reserves the right to amend or terminate the ESD Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the ESD Plan; however, the Fund reserves the right to amend the ESD Plan to include a service charge payable by the participants. Additional information about the ESD Plan and your account may be obtained from the Plan Agent by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-888-888-0151.

EMD Dividend Reinvestment Plan

Each shareholder holding EMD Common Shares will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the “EMD Plan”), unless the shareholder specifically elects in writing (addressed to the Plan Agent at the address below or to any nominee who holds EMD Common Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of Computershare Trust Company, N.A. as the Fund’s dividend-paying agent. A shareholder whose EMD Common Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such EMD Common Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the EMD Plan is referred to herein as a “Participant.” The Plan Agent will act as agent for each Participant, and will open accounts for each Participant under the EMD Plan in the same name as their EMD Common Shares are registered.

Unless EMD declares a distribution payable only in the form of cash, the Plan Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per EMD Common Share equals or exceeds the net asset value per EMD Common Share on that date (such condition, a “market premium”), the Plan Agent will receive the distribution in newly issued Shares of EMD on behalf of Participants. If, on the determination date, the net asset value per EMD Common Share exceeds the market price per Share (such condition, a “market discount”), the Plan Agent will purchase Shares in the open-market. The determination date will be the fourth NYSE trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the EMD Common Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Plan Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Plan Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Plan Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued EMD Common Shares, such EMD Common Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per EMD Common Share is less than or equal to the market price per EMD Common Share, then the newly issued EMD Common Shares will be valued at net asset value per EMD Common Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such EMD Common Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per EMD Common Share is greater than the market price per EMD Common Share, then the newly issued EMD Common Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to EMD Common Shares issued pursuant to paragraph 5 above, the valuation date will be the date such EMD Common Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in EMD Common Shares. The Plan Agent will use all such funds received from Participants to purchase EMD Common Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, Participants should send in voluntary cash payments to be received by the Plan Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Purchases by the Plan Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the EMD Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Funds held by the Plan Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the EMD Common Shares acquired for the Participant’s account. The Plan Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all EMD Common Shares purchased by the Plan Agent.

The Plan Agent will maintain all Participants’ accounts in the EMD Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Plan Agent will hold EMD Common Shares acquired pursuant to the EMD Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the EMD Plan. The Plan Agent will forward to Participants any proxy solicitation material and will vote any EMD Common Shares so held for Participants only in accordance with the proxy returned by Participants to the EMD. Upon written request, the Plan Agent will deliver to Participants, without charge, a certificate or certificates for the full EMD Common Shares.

The Plan Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a EMD Common Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the EMD Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of EMD Common Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by EMD on EMD Common Shares held by the Plan Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the EMD Common Shares held for Participants under the EMD Plan will be added to other EMD Common Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Plan Agent’s service fee for handling distributions will be paid by EMD. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the EMD Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than 10 days prior to any distribution record date; otherwise, such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The EMD Plan may be amended or terminated by EMD as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The EMD Plan may be amended or terminated by the Plan Agent, with EMD’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Plan Agent or EMD may amend or supplement the EMD Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Plan Agent will cause a certificate or certificates for the full EMD Common Shares held by each Participant under the EMD Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of the Participant’s account under the EMD Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, EMD will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the EMD Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold EMD Common Shares for others who are beneficial owners (“Nominee Holders”), the Plan Agent will administer the EMD Plan on the basis of the number of EMD Common Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the EMD Plan.

The Plan Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the EMD Plan should be directed to the Plan Agent at by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-888-888-0151.

SBW Dividend Reinvestment Plan

Each shareholder initially purchasing SBW Common Shares of SBW on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the “SBW Plan”), unless the stockholder specifically elects in writing (addressed to the Plan Agent at the address below or to any nominee who holds SBW Common Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of Computershare Trust Company, N.A.. A shareholder whose SBW Common Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such SBW Common Shares out of

“street name” and register such SBW Common Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the SBW Plan is referred to herein as a “Participant.” The Plan Agent will act as agent for each Participant, and will open accounts for each Participant under the SBW Plan in the same name as their SBW Common Shares are registered.

Unless SBW declares a distribution payable only in the form of cash, the Plan Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per SBW Common Share equals or exceeds the net asset value per SBW Common Share on that date (such condition, a “market premium”), the Plan Agent will receive the distribution in newly issued SBW Common Shares of SBW on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Plan Agent will purchase SBW Common Shares in the open-market. The determination date will be the fourth NYSE trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the SBW Common Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Plan Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Plan Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued SBW Common Shares (x) in the case of (i) above, at the close of business on the date the Plan Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued SBW Common Shares, such SBW Common Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per SBW Common Share, then the newly issued SBW Common Shares will be valued at net asset value per SBW Common Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such SBW Common Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per SBW Common Share, then the newly issued SBW Common Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to SBW Common Shares issued pursuant to paragraph 5 above, the valuation date will be the date such SBW Common Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open-market purchases provided for above may be made on any securities exchange on which the SBW Common Shares of SBW are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Funds held by the Plan Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase SBW Common Shares within the time periods herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the SBW Common Shares acquired for the Participant’s account. The Plan Agent may commingle amounts of all Participants to be used for open-market purchases of SBW Common Shares and the price per SBW Common Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all SBW Common Shares purchased by the Plan Agent.

The Plan Agent will maintain all Participant accounts in the SBW Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Plan Agent will hold SBW Common Shares acquired pursuant to the SBW Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those SBW Common Shares purchased pursuant to the SBW Plan. The

Plan Agent will forward to Participants any proxy solicitation material and will vote any SBW Common Shares so held for Participants only in accordance with the proxy returned by Participants to SBW. Upon written request, the Plan Agent will deliver to Participants, without charge, a certificate or certificates for the full SBW Common Shares.

The Plan Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a SBW Common Share, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the SBW Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the SBW Common Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by SBW on SBW Common Shares held by the Plan Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional SBW Common Shares or other securities, the SBW Common Shares held for Participants under the SBW Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Plan Agent’s service fee for handling distributions will be paid by SBW. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the SBW Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The SBW Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The SBW Plan may be amended or terminated by the Plan Agent, with SBW’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Plan Agent or SBW may amend or supplement the SBW Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Plan Agent will cause a certificate or certificates for the full SBW Common Shares held by each Participant under the SBW Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of a Participant’s SBW Common Shares and remit the proceeds to Participant, the Plan Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of the Participant’s account under the SBW Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on SBW Common Shares of SBW held in each Participant’s name or under the SBW Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Plan Agent will administer the SBW Plan on the basis of the number of SBW Common Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the SBW Plan.

The Plan Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the SBW Plan should be directed to the Plan Agent by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-888-888-0151.

TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning ESD and the acquisition, ownership and disposition of ESD Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset (generally, property held for investment). You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in ESD Common Shares. This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold ESD Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax or the Medicare tax on net investment income, or the effects of any state, local or foreign tax laws. You should consult your own tax advisers with regard to the U.S. federal income tax consequences of the acquisition, ownership, or disposition of ESD Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of ESD

ESD has elected to be treated and intends to continue to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, ESD must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of ESD’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of ESD’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that ESD controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.

As a RIC, ESD generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. ESD intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, ESD must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, ESD will be deemed to have distributed any income or gains on which it paid corporate income tax.

A distribution by ESD will be treated as paid on December 31 of any calendar year if it is declared by ESD in October, November or December with a record date in such a month and paid by ESD during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If ESD failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, ESD would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its stockholders and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, ESD could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC.

Distributions

Distributions to stockholders by ESD of ordinary income (including “market discount” realized by ESD on the sale of debt securities), and of net short-term capital gains, if any, realized by ESD will generally be taxable to stockholders as ordinary income to the extent that such distributions are paid out of ESD’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). Distributions, if any, of net capital gains that are properly reported by ESD as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned shares of ESD. A distribution of an amount in excess of ESD’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital, which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions paid by ESD generally will not be eligible for the dividends received deduction allowance to corporations or for the reduced rates applicable to “qualified dividend income” received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional ESD Common Shares pursuant to the ESD Plan. Stockholders receiving distributions in the form of additional ESD Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless ESD issues new shares that are trading at or above net asset value, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

ESD may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by ESD on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of ESD Common Shares

Upon the sale or other disposition of ESD Common Shares, a stockholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisitions of ESD Common Shares pursuant to the ESD Plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Nature of ESD’s Investments

Certain of ESD’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause ESD to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to stockholders.

Below Investment Grade Securities

ESD may invest a portion of its assets in below investment grade (high-yield) securities, commonly known as “high-yield” securities or “junk bonds.” Investments in these types of securities may present special tax issues for ESD. U.S. federal income tax rules are not entirely clear about issues such as when ESD may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by ESD, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Original Issue Discount Securities

Investments by ESD in zero coupon or other discount securities will result in income to ESD equal to a portion of the excess of the stated redemption price at maturity of the securities over their issue price (the “original issue discount”) each year that the securities are held, even if ESD receives no cash interest payments. If ESD purchases debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, ESD might also be required to accrue original issue discount in an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed ESD’s purchase price for such package of instruments). Original issue discount is included in determining the amount of income which ESD must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to ESD, ESD may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Market Discount Securities

Gain derived by ESD from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price at maturity or revised issue price of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless ESD makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time ESD accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time ESD actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by ESD from sources within foreign countries may be subject to foreign taxes withheld at the source. In that case, ESD’s yield on such investments would be decreased. The United States has entered into tax treaties with many foreign countries that entitle ESD to a reduced rate of, or exemption from, foreign taxes on such income. If more than 50% of the value of ESD’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, ESD may elect to “pass through” to its stockholders the amount of foreign taxes paid by ESD. If ESD so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by ESD, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from ESD representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a non-corporate stockholder who does not itemize deductions. In certain circumstances, a stockholder that has held his or her ESD Common Shares for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, ESD must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to be passed through to its stockholders. Stockholders should consult their own tax advisers regarding the potential application of foreign tax credits.

Backup Withholding

ESD may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide ESD with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the Internal Revenue Service with the required information.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income from ESD is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from ESD is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by ESD that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from the withholding tax, in each case to the extent that ESD properly reports such dividends to stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.

A foreign stockholder whose income from ESD is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by ESD that are designated as undistributed capital gains and any gains realized upon the sale or exchange of ESD Common Shares. However, a foreign stockholder who is a non-resident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from ESD is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by ESD that are designated as undistributed capital gains and any gains realized upon the sale or exchange of ESD Common Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-exempt foreign stockholder, ESD may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in ESD.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends paid on ESD Common Shares, and, beginning on January 1, 2019, certain capital gain dividends or the gross proceeds from the disposition of ESD Common Shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to the 30% withholding tax discussed above under “—Foreign Stockholders,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Foreign stockholders should consult their own tax advisers regarding these requirements and whether they may be relevant to the ownership and disposition of ESD Common Shares.

Other Taxation

ESD stockholders may be subject to state, local and foreign taxes on their ESD distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in ESD.

NET ASSET VALUE

Each Fund determines the NAV of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the NAV per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock and dividends payable) by the total number of Common Shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ NAV is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ NAV will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of ESD is 100,000,000 shares of capital stock, $0.001 par value per share, all of which are classified as Common Shares, the authorized capital stock of EMD is 100,000,000 shares of capital stock, $0.001 par value per share, all of which are classified as Common Shares, and the authorized capital stock of SBW is 100,000,000 shares of capital stock, $0.001 par value per share, all of which are classified as Common Shares. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of March 31, 2016:

Fund	Amount Authorized	Amount Outstanding as of March 31, 2016
ESD (Common Shares)	100,000,000	30,794,143
EMD (Common Shares)	100,000,000	28,629,885
SBW (Common Shares)	100,000,000	13,017,723

There are no material differences between the rights of holders of ESD Common Shares and the holders of Target Fund Common Shares.

As described above, the authorized capital stock of ESD is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been classified as ESD Common Shares. The outstanding ESD Common Shares are, and the ESD Common Shares to be issued in the Mergers will be, when issued, fully paid and nonassessable. All ESD Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each ESD Common Share is entitled to its proportion of ESD’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of EMD is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been classified as Common Shares. The outstanding Common Shares of EMD are fully paid and nonassessable. All Common Shares of EMD are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each Common Share of EMD is entitled to its proportion of EMD’s assets after debts and expenses are paid. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of SBW is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been classified as Common Shares. The outstanding Common Shares of SBW are fully paid and nonassessable. All Common Shares of SBW are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each Common Share of SBW is entitled to its proportion of SBW’s assets after debts and expenses are paid. There are no cumulative voting rights for the election of Directors.

None of the Funds has a present intention of offering additional Common Shares to the public except to the extent that ESD intends to issue new ESD Common Shares to holders of Target Fund Common Shares in the Mergers. Other offerings of a Fund’s Common Shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director of ESD may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast for the election of Directors. A Director of EMD or SBW may be removed with or without cause with the same vote.

The affirmative vote of 75% of the entire Board of the ESD Fund is required to authorize the conversion of ESD from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of ESD, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of ESD. A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and has been a member of the Board of Directors for a period of at least 12 months, or (ii) has been a member of the Board since the commencement of the Fund’s operations, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of a Fund. On the other hand, the conversion of EMD or SBW from a closed-end to an open-end investment company requires a charter amendment. Such a charter amendment would require the approval of a majority of EMD or SBW’s directors present at a meeting at which a quorum is present and the affirmative vote of a majority of all the votes entitled to be cast by EMD or SBW stockholders.

The affirmative votes of 75% of the entire Board and the holders of 80% of the votes entitled to be cast thereon by the stockholders of ESD and SBW or, in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of ESD and SBW other than votes entitled to be cast thereon by an Interested Party (as defined above) who is or whose affiliate is a party to a Business Combination or an affiliate or associate of the Interested Party, in addition to the affirmative vote of 75% of the entire Board, are required to adopt, approve, advise or authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (1), (2) and (3) above being known individually as a “Business Combination”);

(4) the voluntary liquidation or dissolution of the Fund or any amendment to the Fund’s charter to terminate its existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

The affirmative votes of 75% of the entire Board and the holders of 75% of the votes entitled to be cast thereon by the stockholders of EMD are required to effect any of the following actions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

(4) the voluntary liquidation or dissolution of the Fund or any amendment to the Fund’s charter to terminate its existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

Each Fund’s Bylaws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 60 days prior to the date of the meeting.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

Reference is made to the charter and Bylaws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Shares are entitled to one vote per Common Share, and each Common Share of each Fund has equal voting rights with all other outstanding Common Shares of that Fund.

Board Recommendation and Required Vote

Because the Mergers in Proposals 1.A and 1.B each have been approved by at least 75% of the Target Funds’ “Continuing Directors,” as that term is defined in each Target Fund’s charter, each Merger must be approved by the holders of a majority of the outstanding Common Shares of each Target Fund. Similarly, because the Mergers in Proposals 1.A and 1.B have been approved by at least 75% of ESD’s “Continuing Directors,” as that term is defined in ESD’s charter, each Merger must be approved by the holders of a majority of the outstanding ESD Common Shares. Approval of the Mergers in Proposals 1.A and 1.B will occur only if a sufficient number of votes at the Meeting are cast “FOR” each Merger. Abstentions effectively result in a vote AGAINST a Merger. Any broker non-votes would effectively be treated as a vote “AGAINST” a Merger.

Each Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of each Fund vote FOR the approval of the Merger of their Target Fund with and into ESD in accordance with the Maryland General Corporation Law.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (EMD)

Audit Fees. The aggregate fees billed in the fiscal years ended May 31, 2014 and May 31, 2015 for professional services rendered by KPMG for the audit of EMD’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements (the “EMD Audit Fees”) in those fiscal years, were $71,500 and $72,200, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of EMD and for review of EMD’s financial statements, other than the EMD Audit Fees described above (the “EMD Audit-Related Fees”), for the fiscal years ended May 31, 2014 and May 31, 2015 were $0 and $0, respectively.

In addition, there were no EMD Audit-Related Fees billed in the fiscal years ended May 31, 2014 and May 31, 2015 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to EMD (LMPFA and such other entities together, the “EMD Service Affiliates”), that were related to the operations and financial reporting of EMD.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to EMD (the “EMD Tax Fees”) for the fiscal years ended May 31, 2014 and May 31, 2015 were $3,800 and $3,840, respectively.

There were no fees billed by KPMG to the EMD Service Affiliates for tax services for the fiscal years ended May 31, 2014 and May 31, 2015 that were required to be approved by EMD’s Audit Committee.

All Other Fees. There were no aggregate fees billed for other non-audit services rendered by KPMG to EMD (“Other EMD Fees”) for the fiscal years ended May 31, 2014 and May 31, 2015.

There were no other non-audit services rendered by KPMG to the EMD Service Affiliates in the fiscal years ended May 31, 2014 and May 31, 2015.

Generally, the Audit Committee of EMD must approve (a) all audit and permissible non-audit services to be provided to EMD and (b) all permissible non-audit services to be provided to the EMD Service Affiliates that relate directly to the operations and financial reporting of EMD. The EMD Audit Committee may implement policies and procedures by which such services are approved other than by the full EMD Audit Committee but has not yet done so.

The EMD Audit Committee approved 100% of the EMD Audit Related Fees, EMD Tax Fees and Other EMD Fees, if any, for each of the fiscal years ended May 31, 2014 and May 31, 2015.

The EMD Audit Committee shall not approve non-audit services that the EMD Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the EMD Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to EMD by the independent registered public accounting firm, other than those provided to EMD in connection with an audit or a review of the financial statements of EMD. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of EMD; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the EMD Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to EMD, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) EMD, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to EMD during the fiscal year in which the services are provided that would not have to be approved by the EMD Audit Committee; (ii) the permissible non-audit services were not recognized by EMD at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the EMD Audit Committee and approved by the EMD Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to EMD and EMD Service Affiliates for the fiscal years ended May 31, 2014 and May 31, 2015 were $0 and $0, respectively.

The EMD Audit Committee has considered whether the provision of non-audit services to the EMD Service Affiliates that were not pre-approved by the EMD Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to EMD or to the EMD Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (EMD)

At June 15, 2016, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of EMD’s capital stock outstanding is noted in the table below.

Percent	Name	Address
(1)

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on .

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (SBW)

Audit Fees. The aggregate fees billed in the fiscal years ended December 31, 2014 and December 31, 2015 for professional services rendered by KPMG for the audit of SBW’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements (the “SBW Audit Fees”) in those fiscal years, were $65,150 and $65,850, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of SBW and for review of SBW’s financial statements, other than the SBW Audit Fees described above (the “SBW Audit-Related Fees”), for the fiscal years ended December 31, 2014 and December 31, 2015 were $0 and $0, respectively.

In addition, there were no SBW Audit-Related Fees billed in the fiscal years ended December 31, 2014 and December 31, 2015 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to SBW (LMPFA and such other entities together, the “SBW Service Affiliates”), that were related to the operations and financial reporting of SBW.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to SBW (the “SBW Tax Fees”) for the fiscal years ended December 31, 2014 and December 31, 2015 were $3,840 and $3,880, respectively.

There were no fees billed by KPMG to the SBW Service Affiliates for tax services for the fiscal years ended December 31, 2014 and December 31, 2015 that were required to be approved by SBW’s Audit Committee.

All Other Fees. There were no aggregate fees billed for other non-audit services rendered by KPMG to SBW (“Other SBW Fees”) for the fiscal years ended December 31, 2014 and December 31, 2015.

There were no other non-audit services rendered by KPMG to the SBW Service Affiliates in the fiscal years ended December 31, 2014 and December 31, 2015.

Generally, the Audit Committee of SBW must approve (a) all audit and permissible non-audit services to be provided to SBW and (b) all permissible non-audit services to be provided to the SBW Service Affiliates that relate directly to the operations and financial reporting of SBW. The SBW Audit Committee may implement policies and procedures by which such services are approved other than by the full SBW Audit Committee but has not yet done so.

The SBW Audit Committee approved 100% of the SBW Audit Related Fees, SBW Tax Fees and Other SBW Fees, if any, for each of the fiscal years ended December 31, 2014 and December 31, 2015.

The SBW Audit Committee shall not approve non-audit services that the SBW Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the SBW Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to SBW by the independent registered public accounting firm, other than those provided to SBW in connection with an audit or a review of the financial statements of SBW. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of SBW; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the SBW Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to SBW, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) SBW, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to SBW during the fiscal year in which the services are provided that would not have to be approved by the SBW Audit Committee; (ii) the permissible non-audit services were not recognized by SBW at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the SBW Audit Committee and approved by the SBW Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to SBW and SBW Service Affiliates for the fiscal years ended December 31, 2014 and December 31, 2015 were $0 and $0, respectively.

The SBW Audit Committee has considered whether the provision of non-audit services to the SBW Service Affiliates that were not pre-approved by the SBW Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to SBW or to the SBW Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (SBW)

At June 15, 2016, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of SBW’s capital stock outstanding is noted in the table below.

Percent	Name	Address
(1)

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on .

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (ESD)

Audit Fees. The aggregate fees billed in the fiscal years ended December 31, 2014 and December 31, 2015 for professional services rendered by KPMG for the audit of ESD’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements (the “ESD Audit Fees”) in those fiscal years, were $67,300 and $68,000, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of ESD and for review of ESD’s financial statements, other than the ESD Audit Fees described above (the “ESD Audit-Related Fees”), for the fiscal years ended December 31, 2014 and December 31, 2015 were $0 and $0, respectively.

In addition, there were no ESD Audit-Related Fees billed in the fiscal years ended December 31, 2014 and December 31, 2015 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to ESD (LMPFA and such other entities together, the “ESD Service Affiliates”), that were related to the operations and financial reporting of ESD.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to ESD (the “ESD Tax Fees”) for the fiscal years ended December 31, 2014 and December 31, 2015 were $3,840 and $3,880, respectively.

There were no fees billed by KPMG to the ESD Service Affiliates for tax services for the fiscal years ended December 31, 2014 and December 31, 2015 that were required to be approved by ESD’s Audit Committee.

All Other Fees. There were no aggregate fees billed for other non-audit services rendered by KPMG to ESD (“Other ESD Fees”) for the fiscal years ended December 31, 2014 and December 31, 2015.

There were no other non-audit services rendered by KPMG to the ESD Service Affiliates in the fiscal years ended December 31, 2014 and December 31, 2015.

Generally, the Audit Committee of ESD must approve (a) all audit and permissible non-audit services to be provided to ESD and (b) all permissible non-audit services to be provided to the ESD Service Affiliates that relate directly to the operations and financial reporting of ESD. The ESD Audit Committee may implement policies and procedures by which such services are approved other than by the full ESD Audit Committee but has not yet done so.

The ESD Audit Committee approved 100% of the ESD Audit Related Fees, ESD Tax Fees and Other ESD Fees, if any, for each of the fiscal years ended December 31, 2014 and December 31, 2015.

The ESD Audit Committee shall not approve non-audit services that the ESD Audit Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the ESD Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to ESD by the independent registered public accounting firm, other than those provided to ESD in connection with an audit or a review of the financial statements of ESD. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of ESD; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the ESD Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to ESD, LMPFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) ESD, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to ESD during the fiscal year in which the services are provided that would not have to be approved by the ESD Audit Committee; (ii) the permissible non-audit services were not recognized by ESD at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the ESD Audit Committee and approved by the ESD Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to ESD and ESD Service Affiliates for the fiscal years ended December 31, 2014 and December 31, 2015 were $0 and $0, respectively.

The ESD Audit Committee has considered whether the provision of non-audit services to the ESD Service Affiliates that were not pre-approved by the ESD Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to ESD or to the ESD Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% BENEFICIAL OWNERSHIP (ESD)

At June 15, 2016, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of ESD’s capital stock outstanding is noted in the table below.

Percent	Name	Address
(1)

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on .

OTHER BUSINESS

The Funds’ Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Funds’ Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Meeting and a proxy card, are first being mailed to Fund stockholders on or about [    ], 2016 or as soon as practicable thereafter.

Only stockholders of record of each Fund at the close of business on [June 15], 2016 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On [June 15], 2016, there were      outstanding Common Shares of EMD,      outstanding Common Shares of SBW and      outstanding ESD Common Shares.

A quorum of stockholders of each Fund is required to take action at the Meeting. A majority of the outstanding Common Shares of each Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Funds, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the applicable Merger.

Broker-dealer firms holding Fund Common Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable Merger before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to a proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on a proposal. A signed proxy card or other authorization by a beneficial owner of Fund Common Shares that does not specify how the beneficial owner’s shares should be voted on a Merger will be deemed an instruction to vote such shares in favor of the Merger.

If you hold Fund Common Shares through a service agent that has entered into a service agreement with a Fund, the service agent may be the record holder of your Fund Common Shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of a Merger.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposals 1.A and 1.B:

Because the Mergers in Proposals 1.A and 1.B each have been approved by at least 75% of the Target Funds’ “Continuing Directors,” as that term is defined in each Target Fund’s charter, each Merger must be approved by the holders of a majority of the outstanding Common Shares of each Target Fund. Similarly, because the Mergers in Proposals 1.A and 1.B have been approved by at least 75% of ESD’s “Continuing Directors,” as that term is defined in ESD’s charter, each Merger must be approved by the holders of a majority of the outstanding ESD Common Shares.

Approval of Proposals 1.A and 1.B will occur only if a sufficient number of votes at the Meeting are cast “FOR” each Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals 1.A and 1.B. Abstentions effectively result in a vote AGAINST Proposals 1.A and 1.B. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposals 1.A and 1.B.

Proposal 2:

The affirmative vote by the holders of a “1940 Act Majority” of the ESD’s outstanding voting securities is required to approve any amendment to ESD’s investment objectives (a “1940 Act Majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 2. Abstentions effectively result in a vote AGAINST Proposal 2. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 2.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting, it is advisable to defer action on a Proposal, the chairman of the Meeting may propose one or more adjournments of the Meeting with respect to that Proposal for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

OTHER BUSINESS

The Board of each Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

Appraisal Rights

Under the Maryland General Corporation Law, holders of Target Fund Common Shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $259,126. Additional costs of the Merger are estimated to be $455,490. Each Fund will bear 75% of such costs associated with the Merger(s) to which the Fund is a party and LMPFA, or an affiliate thereof, will bear 25% of these costs whether or not the Mergers are consummated. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Funds, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Funds. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Funds for such out-of-pocket expenses. In addition, the Funds have retained Georgeson LLC (“Georgeson”), 480 Washington Boulevard, 26 Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson will be paid approximately $     for such solicitation services (not including reimbursements of out-of-pocket expenses), which costs are to be borne by the Funds. Georgeson may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund.

Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021 serves as each Fund’s transfer, stockholder services and dividend paying agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as each Fund’s independent registered public accountants.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of ESD Common Shares will be passed upon by Foley & Lardner LLP, 3000 K Street, N.W., Suite 600, Washington, D.C. 20007.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this      day of     , 2016 between [Western Asset Emerging Markets Income Fund Inc. / Western Asset Worldwide Income Fund Inc.] (the “Acquired Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018, and Western Asset Emerging Markets Debt Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and an investment company registered pursuant to the 1940 Act. The Acquired Fund shall cease to exist as a separate corporation and an investment company.

Each share of Acquired Fund’s common stock, par value $0.001 per share (the “Acquired Fund Common Stock”), issued and outstanding immediately prior to the Effective Date will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(p)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock for cash at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund and the Acquiring Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”), and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-    ) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws, as amended (the “Acquiring Fund Bylaws”), of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended     , 2015.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended [December 31, 2015].

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(n) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since [December 31, 2015] there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since [December 31, 2015], and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All material federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been timely filed (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) The Acquiring Fund has elected to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes and for each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquiring Fund intends to continue to meet such requirements and to so compute its federal income tax for each subsequent taxable year.

(m) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(n) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(p) The Acquiring Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, all of which shares are classified as Common Stock (the “Acquiring Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(q) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(r) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(s) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(t) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-    ), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”) or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended [December 31, 2015].

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended     , 2015.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since     , 2015, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since     , 2015, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All material federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been timely filed (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) The Acquired Fund has elected to be treated as a RIC for U.S. federal income tax purposes and for each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has been eligible to and has computed its federal income tax under Section 852 of the Code. The Acquired Fund intends to continue to meet such requirements and to so compute its federal income tax for the taxable year ending on the Effective Date.

(m) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(n) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquired Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

(r) At or prior to the Effective Date, the Acquired Fund will have obtained any and all regulatory, board and stockholder approvals necessary to enter into and consummate the transactions contemplated by this Agreement.

3. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Conversion of Acquired Fund Common Stock.

(a) Conversion. Subject to the requisite approval of the stockholders of the Acquired Fund and the Acquiring Fund, and the other terms and conditions contained herein, on the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time (the “Common Stock Consideration”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock for cash at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase (the “Common Cash Consideration” and, together with Common Stock Consideration, the “Merger Consideration”).

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

(c) Cancellation of Acquired Fund Common Stock. On the Effective Date, all shares of the Acquired Fund Common Stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates (the “Common Certificates”) or book entry shares (“Common Book-Entry Shares”) which, immediately prior to the Effective Date, represented such shares of the Acquired Fund Common Stock shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Common Certificates or Common Book-Entry Shares in accordance with paragraph 3.2, the Merger Consideration.

3.2 Surrender of Shares.

(a) Paying Agent. Prior to the Effective Date, the Acquiring Fund shall designate [Computershare Trust Company, N.A.] as paying agent for the payment of the Merger Consideration (the “Paying Agent”) as provided in this Article 3. At or prior to the Closing, the Acquiring Fund shall deposit (or cause to be deposited) with the Paying Agent, for the benefit of the holders of Certificates or Book-Entry Shares, cash in an amount sufficient to make all payments of Common Cash

Consideration pursuant to paragraph 3.1(a) (the “Cash Consideration”). Such funds may be invested by the Paying Agent as directed by the Acquiring Fund; provided that (a) no such investment or losses thereon shall affect the Cash Consideration payable to the holders of Acquired Fund Common Stock, and following any losses, the Acquiring Fund shall promptly deposit (or cause to be deposited) additional funds to the Paying Agent for the benefit of the stockholders of the Acquired Fund in the amount of any such losses and (b) such investments shall be in short-term obligations of the United States of America with maturities of no more than 30 days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively. Any interest or income produced by such investments will be payable to the Acquiring Fund, as the Acquiring Fund directs.

(b) Payment Procedures.

(i) As promptly as practicable after the Effective Date, the Acquiring Fund shall cause to be mailed to each record holder, as of the Effective Date, of a Certificate or a Book-Entry Share a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such shares for payment of the Merger Consideration.

(ii) Upon surrender to the Paying Agent of Common Certificates or of Common Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Common Certificates or Common Book-Entry Shares shall be entitled to receive in exchange therefor (i) Common Stock Consideration in the form of separate certificates or share deposit receipts for Acquiring Fund Common Stock and (ii) cash in an amount equal to the Common Cash Consideration, for each share formerly represented by such Common Certificate or Common Book-Entry Shares (less any required withholding taxes) and such Common Certificate or Common Book-Entry Shares shall then be cancelled. No interest shall be paid or accrued for the benefit of holders of the Common Certificates or Common Book-Entry Shares on the Common Cash Consideration.

(iii) If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that the Certificate or Book-Entry Share so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration, as applicable, to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of the Acquiring Fund that such tax either has been paid or is not applicable.

(iv) Until surrendered as contemplated by, and in accordance with, this paragraph 3.2, each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Date to represent only the right to receive upon such surrender the applicable Merger Consideration as contemplated by this paragraph 3.

(v) At any time following the date that is six months after the Effective Date, the Acquiring Fund shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been deposited with the Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares and thereafter such holders shall be entitled to look to the Acquiring Fund (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable (without interest) upon due surrender of their Certificates or Book-Entry Shares. The Acquiring Fund shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Acquired Fund Common Stock for Merger Consideration. None of the Acquiring Fund, the Acquired Fund or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any Cash Consideration remaining unclaimed as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity shall, to the extent permitted by applicable law, become the property of the Acquiring Fund free and clear of any claims or interests of any person previously entitled thereto. All cash paid in accordance with the terms of this Article 3 in respect of Certificates or Book-Entry Shares that have been surrendered in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Acquired Fund Common Stock represented thereby.

(vi) After the Effective Date, the stock transfer books of the Acquired Fund shall be closed and thereafter there shall be no further registration of transfers of Acquired Fund Common Stock that were outstanding prior to the Effective Date. After the Effective Date, Certificates or Book-Entry Shares presented to the Paying Agent for transfer shall be cancelled and exchanged for the Merger Consideration, as applicable, provided for, and in accordance with the procedures set forth in, this Article 3.

3.3 Withholding Taxes. The Acquiring Fund or the Paying Agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock such amounts as the Acquiring Fund or the Paying Agent shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock in respect of which such deduction and withholding was made.

3.4 Lost, Stolen or Destroyed Certificates. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Acquiring Fund, the posting by such person of a bond in customary amount and upon such terms as the Acquiring Fund may determine are necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, as applicable, pursuant to this Agreement.

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund and the Acquiring Fund shall hold a meeting of its respective stockholders for the purpose of considering the Merger as described herein, which meeting has been called for     , 2016, and any adjournments or postponements thereof.

(b) The Acquired Fund and the Acquiring Fund mailed to each of its respective stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.7 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief. The Acquiring Fund and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as an investment company will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since [December 31, 2015], other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act and the Proxy Statement and Prospectus was filed on     , 2016 pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC;

(vi) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquiring Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Acquiring Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(viii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of Foley & Lardner LLP as to matters of Maryland law.

5.4 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.5 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since     , 2015, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquired Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Acquired Fund Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(vii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of Foley & Lardner LLP, as to matters of Maryland law.

6.4 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.5 Dividends. Prior to the Effective Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date.

6.6 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.7 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by the affirmative vote of a majority of the outstanding shares of Acquired Fund Common Stock and Acquiring Fund Common Stock; the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Acquiring Fund Board, certified by its secretary; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(b) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized by the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock into shares of Acquiring Fund Common Stock;

(iii) no gain or loss will be recognized by the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock into shares of Acquiring Fund Common Stock;

(iv) no gain or loss will be recognized by the holders of the Acquired Fund Common Stock upon the conversion of their shares of Acquired Fund Common Stock into shares of Acquiring Fund Common Stock, except to the extent such holders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(viii) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred pursuant to the Merger will include the period for which such assets were held by the Acquired Fund; and

(ix) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund, with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock (assuming such Acquired Fund Common Stock was held as a capital asset).

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. The costs of Merger, including the costs of preparing, printing, assembling and mailing material in connection with the solicitation of proxies are estimated to be approximately $    , with the Acquiring Fund bearing $     and the Acquired Fund bearing $    . Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO WESTERN ASSET EMERGING MARKETS DEBT FUND INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[WESTERN ASSET EMERGING MARKETS INCOME FUND INC. / WESTERN ASSET WORLDWIDE INCOME FUND INC.]

By:
Name:	Jane E. Trust
Title:	President, Chairman and Chief Executive Officer

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

By:
Name:	Jane E. Trust
Title:	President, Chairman and Chief Executive Officer

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Bonds rated “AA” differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Bonds rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	Bonds rated “BB” are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	Bonds rated “B” are more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Bonds rated “CCC” are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	Bonds rated “CC” are currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to bonds that are currently highly vulnerable to nonpayment, bonds that have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	Bonds rated “D” are in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

NR	indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Bonds rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Bonds rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Bonds rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Bonds rated “B” are considered speculative and are subject to high credit risk.

Caa	Bonds rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Bonds rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Bonds rated “C” are the lowest-rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1”):

Investment Grade Long-Term Credit Ratings:

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade Long-Term Credit Ratings:

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

Default. “D” ratings indicate a default. Default generally is defined as one of the following:

•    failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•    the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•    the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Notes to Long-term and Short-term ratings for Fitch:

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

PROXY VOTING POLICY

LMPFA delegates to each subadviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each subadviser. Each subadviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each subadviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each subadviser, including the actual proxy voting policies and procedures of each subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

C-1

APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY PROXY VOTING POLICY AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING POLICY AND PROCEDURES

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and investment professionals are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Support Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Investment Support Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and investment professionals determine votes on a case-by case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	The Investment Support Department votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in Western Asset’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where Western Asset is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorisation of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where Western Asset is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

APPENDIX F

WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

PROXY VOTING POLICY AND PROCEDURES

F-1

APPENDIX G

WESTERN ASSET MANAGEMENT COMPANY LTD.

PROXY VOTING POLICY AND PROCEDURES

G-1

Appendix H

NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 15, 2007

Appendix A

As amended February 12, 2016

ClearBridge American Energy MLP Fund Inc. (“CBA”)

ClearBridge Energy MLP Fund Inc. (“CEM”)

ClearBridge Energy MLP Opportunity Fund Inc. (“EMO”)

ClearBridge Energy MLP Total Return Fund Inc. (“CTR”)

Legg Mason BW Global Income Opportunities Fund Inc. (“BWG”)

LMP Capital and Income Fund Inc. (“SCD”)

LMP Corporate Loan Fund Inc. (“TLI”)

LMP Real Estate Income Fund Inc. (“RIT”)

Legg Mason Funds Trust

ClearBridge Real Estate Opportunities Fund

Legg Mason Permal Alternatives Fund Inc. (has not yet commenced operations)*

Permal Hedge Strategies Fund I (“PHSF I”)

Permal Hedge Strategies Fund II (“PHSF II”)

Permal Hedge Strategies Portfolio (“PHSP”)

Western Asset Emerging Markets Debt Fund Inc. (“ESD”)

Western Asset Emerging Markets Income Fund Inc. (“EMD”)

Western Asset Global Corporate Defined Opportunity Fund Inc. (“GDO”)

Western Asset Global High Income Fund Inc. (“EHI”)

Western Asset Global Partners Income Fund Inc. (“GDF”)

Western Asset High Income Fund II Inc. (“HIX”)

Western Asset High Income Opportunity Fund Inc. (“HIO”)

Western Asset High Yield Defined Opportunity Fund Inc. (“HYI”)

Western Asset Intermediate Muni Fund Inc. (“SBI”)

Western Asset Investment Grade Defined Opportunity Trust Inc. (“IGI”)

Western Asset Managed High Income Fund Inc. (“MHY”)

Western Asset Managed Municipals Fund Inc. (“MMU”)

Western Asset Middle Market Debt Fund Inc. (“XWAMX”)

Western Asset Middle Market Income Fund Inc. (“XWMFX”)

Western Asset Mortgage Defined Opportunity Fund Inc. (“DMO”)

Western Asset Municipal Defined Opportunity Trust Inc. (“MTT”)

Western Asset Municipal High Income Fund Inc. (“MHF”)

Western Asset Municipal Partners Fund Inc. (“MNP”)

Western Asset Opportunistic Income Fund Inc. (has not yet commenced operations)*

Western Asset Variable Rate Strategic Fund Inc. (“GFY”)

Western Asset Worldwide Income Fund Inc. (“SBW”)

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 23, 2016

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated             , 2016, relating specifically to the proposed mergers of Western Asset Emerging Markets Debt Fund Inc. (“ESD”), Western Asset Emerging Markets Income Fund Inc. (“EMD”) and Western Asset Worldwide Income Fund Inc. (“SBW” and together with ESD and EMD, the “Funds”) in accordance with the Maryland General Corporation Law (each a “Merger” and collectively, the “Mergers”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting each Fund at (888) 777-0102, by writing each Fund at the address listed above or by visiting our website at www.lmcef.com. Each Mergers is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

GENERAL INFORMATION

A Joint Special Meeting of Stockholders of EMD, SBW and ESD, at which stockholders of EMD, SBW and ESD will consider the Mergers, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, August 12, 2016 at 10:00 a.m., Eastern Time. For further information about the Mergers, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated             , 2016 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•

Western Asset Emerging Markets Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended May 31, 2015, filed on July 27, 2015 (accession no. 0001193125-15-263591) and Semi-Annual Report to Stockholders for the Six-Month Period Ended November 31, 2015, filed on January 25, 2016 (accession no. 0001193125-16-436482).

•	Western Asset Worldwide Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2015, filed on February 24, 2016 (accession no. 0001193125-16-475128).

•	Western Asset Emerging Markets Debt Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2015, filed on February 25, 2016 (accession no. 0001193125-16-478204).

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the fiscal years ended May 31, 2015 and December 31, 2015 for the Target Funds, and for the fiscal year ended December 31, 2015 for the Acquiring Fund.

At a meeting held on February 11 and 12, 2016, the Board of Directors of the Funds approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Acquiring Fund will acquire all the assets, and assume all of the liabilities, of the Target Funds and the Target Funds will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Target Funds in redemption of all of the outstanding shares of the Target Funds, and thereafter be terminated as a series of the Trust (the “Reorganization”). The unaudited pro forma information set forth below for the year ended December 31, 2015 is intended to present ratios and supplemental data as if the acquisition of the Target Funds by the Acquiring Fund had been consummated at January 1, 2015.

Legg Mason Partners Fund Advisor, LLC (the “LMPFA”) is the investment manager of each of the Target Funds and the Acquiring Fund. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the investment subadvisers of each of the Target Funds and the Acquiring Fund. Western Asset Management Company Ltd (“Western Japan”) is also an investment subadviser for SBW.

EMD pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets. SBW pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets up to $250 million and 1.025% of SBW’s average weekly net assets in excess of $250 million. The Acquiring Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of average daily net assets plus the proceeds of any outstanding borrowings (“managed assets”).

The manager pays Western Asset 70% of the net management fee it receives from each of the Target Funds and the Acquiring Fund. In turn, Western Asset pays Western Limited and Western Asset Singapore a subadvisory fee of 0.30% on the Target and Acquiring Funds’ assets managed by Western Limited and Western Asset Singapore. Western Asset pays Western Japan a subadvisory fee of 0.30% on SBW’s assets managed by Western Japan.

The Target Funds and Acquiring Fund have the same transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Target Funds and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each Fund.

As of December 31, 2015, the net assets of EMD was $334,062,624, SBW was $154,302,251, and the Acquiring Fund was $504,067,637. The net assets of the combined fund as of December 31, 2015 would have been $991,896,550.

On a pro forma basis for the year ended December 31, 2015, the proposed Reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Audit fees	$(131,178)
Transfer agent fees	$(103,129)
Fund accounting fees	$(48,528)
Shareholder reporting fees	$(48,092)
Legal fees	$(36,652)
Miscellaneous fees	$(23,699)
Listing fees	$(10,186)
Custodian fees	$(1,600)

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed Reorganization.

It is anticipated that any sales of portfolio securities by the Target and Acquiring Fund as a result of the Reorganization will be minimal.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Target Funds upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Funds, or upon the distribution of the shares of the Acquiring Fund by the Target Funds to its shareholders in liquidation of the Target Funds.

2.	No gain or loss is recognized by the Target Funds shareholders upon the exchange of their shares of the Target Funds solely for shares of the Acquiring Fund pursuant to the reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of each funds fiscal year end, the Target Funds and the Acquiring Fund had the no capital loss carryovers for federal income tax purposes.

LMPFA will pay 25% of the Target and Acquiring Funds’ reorganization costs. The estimated reorganizations costs of EMD, SBW and the Acquiring Fund are $213,123, $194,477 and $307,016, respectively. LMPFA will pay 25% of each Fund’s reorganization costs whether or not the Reorganization is consummated.

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant has entered into an Indemnification Agreement with each director whereby the Registrant has agreed to indemnify each director against expenses and costs actually and reasonably incurred by such director in connection with any claims, suits or proceedings; provided that no indemnification shall be provided to the extent that the director engaged in conduct for which indemnification may not lawfully be provided to the such director.

Sections 3 and 4 of Article VI of the Registrant’s Articles of Incorporation, incorporated by reference as Exhibit (a) to this Registration Statement, provide that:

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland statutory or decisional law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland statutory or decisional law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and may adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

Exhibit No.	Exhibit

1(a)	Articles of Incorporation (filed as Exhibit A to the Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated herein by reference).

1(b)	Articles of Amendment (filed as Exhibit A(2) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated herein by reference).

Exhibit No.	Exhibit

1(c)	Articles of Amendment (filed as Exhibit 1(c) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

2	Amended and Restated By-Laws (filed as Exhibit B to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated herein by reference).

3	Not applicable.

4	Form of Agreement and Plan of Reorganization (included in Part A of the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

5	Not applicable.

6(a)	Form of Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC, (filed as Exhibit 6(a) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

6(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company with respect to Registrant, dated August 1, 2006 (filed as Exhibit 6(b) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

6(c)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Pte. Ltd. with respect to Registrant, dated February 3, 2009 (filed as Exhibit 6(c) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

7	Not applicable.

8	Not applicable.

9	Custodian Services Agreement with State Street Bank and Trust Company.*

10	Not applicable.

11	Opinion of Foley & Lardner LLP as to the legality of the securities being registered.**

12	Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus.**

13	Not applicable.

14(a)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Emerging Markets Income Fund Inc.*

14(b)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Worldwide Income Fund Inc.*

14(c)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Emerging Markets Debt Fund Inc.*

15	Not applicable.

16	Power of Attorney.*

17(a)	Form of Proxy Card.*

17(b)	Code of Ethics of the Registrant and Legg Mason Partners Fund Advisor, LLC.*

17(c)	Code of Ethics of Western Asset Management Company and Western Asset Management Company Pte. Ltd.*

17(d)	Transfer Agency and Services Agreement with Computershare Trust Company, N.A.**

17(e)	Fund Accounting Services Agreement with State Street Bank and Trust Company.**

*	Filed herewith.
**	To be filed by amendment.

Item 17.	Undertakings.

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)    The undersigned registrant agrees to promptly file a post-effective amendment to this registration statement including a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.

SIGNATURES

As required by the Securities Act of 1933, as amended, this amendment to the registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 23rd day of May, 2016.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

By:	/S/ JANE E. TRUST
Jane E. Trust
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JANE E. TRUST Jane E. Trust	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	May 23, 2016

/S/ RICHARD F. SENNETT* Richard F. Sennett	Principal Financial Officer (Principal Financial Officer)	May 23, 2016

/S/ ROBERT D. AGDERN* Robert D. Agdern	Director	May 23, 2016

/S/ CAROL L. COLMAN* Carol L. Colman	Director	May 23, 2016

/S/ DANIEL P. CRONIN* Daniel P. Cronin	Director	May 23, 2016

/S/ PAOLO M. CUCCHI* Paolo M. Cucchi	Director	May 23, 2016

/S/ LESLIE H. GELB* Leslie H. Gelb	Director	May 23, 2016

/S/ WILLIAM R. HUTCHINSON* William R. Hutchinson	Director	May 23, 2016

/S/ EILEEN KAMERICK* Eileen Kamerick	Director	May 23, 2016

/S/ DR. RIORDAN ROETT* Dr. Riordan Roett	Director	May 23, 2016

*By:	/S/ JANE E. TRUST
Jane E. Trust, Attorney-in-Fact, May 23, 2016

The original powers of attorney authorizing Jane E. Trust to execute this Registration Statement, and any amendments thereto, for each a trustee of the Registrant on whose behalf this Registration Statement is filed have been executed and incorporated by reference herein as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Exhibit

9	Custodian Services Agreement with State Street Bank and Trust Company.

14(a)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Emerging Markets Income Fund Inc.

14(b)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Worldwide Income Fund Inc.

14(c)	Consent of Independent Registered Public Accounting Firm with respect to Western Asset Emerging Markets Debt Fund Inc.

16	Power of Attorney.

17(a)	Form of Proxy Card.

17(b)	Code of Ethics of the Registrant and Legg Mason Partners Fund Advisor, LLC.

17(c)	Code of Ethics of Western Asset Management Company and Western Asset Management Company Pte. Ltd.